                            GRANITE TOWER AT THE CENTRE


                                    OFFICE LEASE

                                      BETWEEN

                                GRANITE TOWER, LTD.
                                     Landlord,

                                        And

                              CARREKER-ANTINORI, INC.
                                       Tenant

                                 TABLE OF CONTENTS


Article  1  General Provisions. . . . . . . . . . . . . . . . . . . . . .1
  1.01.     Introduction Provisions and Definitions . . . . . . . . . . .1

Article  2  Premises. . . . . . . . . . . . . . . . . . . . . . . . . . .2
  2.01.     Premises. . . . . . . . . . . . . . . . . . . . . . . . . . .2
  2.02.     Improvements by Landlord. . . . . . . . . . . . . . . . . . .2
  2.03.     Condition . . . . . . . . . . . . . . . . . . . . . . . . . .2

Article  3  Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
  3.01.     Term. . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
  3.02.     Commencement. . . . . . . . . . . . . . . . . . . . . . . . .3
  3.03.     Late Possession . . . . . . . . . . . . . . . . . . . . . . .3
  3.04.     Early Possession  . . . . . . . . . . . . . . . . . . . . . .3
  3.05.     Acceptance of Premises. . . . . . . . . . . . . . . . . . . .3

Article  4  Rental. . . . . . . . . . . . . . . . . . . . . . . . . . . .3
  4.01.     Base Rent . . . . . . . . . . . . . . . . . . . . . . . . . .3
  4.02.     Payment of Rent . . . . . . . . . . . . . . . . . . . . . . .3
  4.03.     Security Deposit  . . . . . . . . . . . . . . . . . . . . . .4

Article  5  Operating Expense . . . . . . . . . . . . . . . . . . . . . .4
  5.01.     Operating Expense Reimbursement   . . . . . . . . . . . . . .4
  5.02A.    Operating Expenses. . . . . . . . . . . . . . . . . . . . . .5
  5.02B.    Tenant's Electricity Charge . . . . . . . . . . . . . . . . .5
  5.03.     Proration and Adjustment of Operating Expenses. . . . . . . .6

Article  6  Use . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
  6.01.     Use . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6

Article  7  Landlord's Services . . . . . . . . . . . . . . . . . . . . .6
  7.01.     Landlord's Services . . . . . . . . . . . . . . . . . . . . .6
  7.02.     Additional Services . . . . . . . . . . . . . . . . . . . . .7
  7.03.     Interruption of Services. . . . . . . . . . . . . . . . . . .7
  7.04.     Keys and Locks. . . . . . . . . . . . . . . . . . . . . . . .8
  7.05.     Signs . . . . . . . . . . . . . . . . . . . . . . . . . . . .8

Article  8  Alterations and Repairs . . . . . . . . . . . . . . . . . . .8
  8.01.     Alterations . . . . . . . . . . . . . . . . . . . . . . . . .8
  8.02.     Removal of Trade Fixtures and Personal Property . . . . . . .9
  8.03.     Repairs by Landlord . . . . . . . . . . . . . . . . . . . . .9
  8.04.     Repairs by Tenant . . . . . . . . . . . . . . . . . . . . . .9

Article  9  Insurance . . . . . . . . . . . . . . . . . . . . . . . . . .9
  9.01.     Landlord's Insurance. . . . . . . . . . . . . . . . . . . . .9
  9.02.     Tenant's Insurance. . . . . . . . . . . . . . . . . . . . . 10
  9.03.     Waiver of Subrogation . . . . . . . . . . . . . . . . . . . 11
  9.04.     Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . 11

Article 10  Casualty. . . . . . . . . . . . . . . . . . . . . . . . . . 11
  10.01.    Casualty. . . . . . . . . . . . . . . . . . . . . . . . . . 11
  10.02.    End of Term Casualty. . . . . . . . . . . . . . . . . . . . 12

Article 11  Condemnation. . . . . . . . . . . . . . . . . . . . . . . . 12
  11.01.    Condemnation. . . . . . . . . . . . . . . . . . . . . . . . 12
  11.02.    Condemnation Award. . . . . . . . . . . . . . . . . . . . . 12

Article 12  Access. . . . . . . . . . . . . . . . . . . . . . . . . . . 12
  12.01.    Access. . . . . . . . . . . . . . . . . . . . . . . . . . . 12

Article 13  Subordinations and Attornment . . . . . . . . . . . . . . . 12
  13.01.    Subordination . . . . . . . . . . . . . . . . . . . . . . . 12
  13.02.    Attornment. . . . . . . . . . . . . . . . . . . . . . . . . 12
  13.03.    Quiet Enjoyment . . . . . . . . . . . . . . . . . . . . . . 13

Article 14  Assignment. . . . . . . . . . . . . . . . . . . . . . . . . 13
  14.01.    Assignment. . . . . . . . . . . . . . . . . . . . . . . . . 13
  14.02.    Consent . . . . . . . . . . . . . . . . . . . . . . . . . . 13
  14.03.    Transfer by Landlord. . . . . . . . . . . . . . . . . . . . 13


                                   ii



Article 15  Default . . . . . . . . . . . . . . . . . . . . . . . . . . 14
  15.01.    Default by Tenant . . . . . . . . . . . . . . . . . . . . . 14
  15.02.    Rights Upon Default by Tenant . . . . . . . . . . . . . . . 14
  15.03.    Expense of Repossession . . . . . . . . . . . . . . . . . . 16
  15.04.    Cumulative Remedies: Waiver or Release. . . . . . . . . . . 16
  15.05.    Attorney's Fees . . . . . . . . . . . . . . . . . . . . . . 16
  15.06.    Financial Statements. . . . . . . . . . . . . . . . . . . . 16
  15.07.    Landlord's Contractual Security Interest. . . . . . . . . . 16
  15.08.    Use and Storage of Personal Property. . . . . . . . . . . . 16
  15.09.    Default by Landlord . . . . . . . . . . . . . . . . . . . . 16

Article 16  Environmental . . . . . . . . . . . . . . . . . . . . . . . 17
  16.01.    Hazardous Waste . . . . . . . . . . . . . . . . . . . . . . 17

Article 17  Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . 17
  17.01.    Substitute Premises . . . . . . . . . . . . . . . . . . . . 17
  17.02.    Estoppel Letters. . . . . . . . . . . . . . . . . . . . . . 17
  17.03.    Holdover. . . . . . . . . . . . . . . . . . . . . . . . . . 17
  17.04.    Surrender . . . . . . . . . . . . . . . . . . . . . . . . . 17
  17.05.    Notice. . . . . . . . . . . . . . . . . . . . . . . . . . . 17
  17.06.    Rules and Regulations . . . . . . . . . . . . . . . . . . . 18
  17.07.    Landlord's Liability. . . . . . . . . . . . . . . . . . . . 18
  17.08.    Texas DTPA Waiver . . . . . . . . . . . . . . . . . . . . . 18
  17.09     Americans with Disabilities Act . . . . . . . . . . . . . . 18
  17.10.    Inability to Perform. . . . . . . . . . . . . . . . . . . . 18
  17.11.    Tenant Authorization. . . . . . . . . . . . . . . . . . . . 18
  17.12.    Broker. . . . . . . . . . . . . . . . . . . . . . . . . . . 19
  17.13.    Memorandum of Lease . . . . . . . . . . . . . . . . . . . . 19
  17.14.    Parking . . . . . . . . . . . . . . . . . . . . . . . . . . 19
  17.15.    Other Taxes . . . . . . . . . . . . . . . . . . . . . . . . 19
  17.16.    Joint and Several Liability . . . . . . . . . . . . . . . . 19
  17.17.    Acceptance by Landlord. . . . . . . . . . . . . . . . . . . 19
  17.18.    Time of Essence . . . . . . . . . . . . . . . . . . . . . . 19
  17.19.    Entire Agreement. . . . . . . . . . . . . . . . . . . . . . 19
  17.20.    Amendment . . . . . . . . . . . . . . . . . . . . . . . . . 19
  17.21.    Severability. . . . . . . . . . . . . . . . . . . . . . . . 19
  17.22.    Successors. . . . . . . . . . . . . . . . . . . . . . . . . 21
  17.23.    Captions. . . . . . . . . . . . . . . . . . . . . . . . . . 20
  17.24.    Number and Gender . . . . . . . . . . . . . . . . . . . . . 20
  17.25.    Governing Law . . . . . . . . . . . . . . . . . . . . . . . 20
  17.26.    Rights Reserved to Landlord . . . . . . . . . . . . . . . . 20
  17.27.    Visible Areas Clause. . . . . . . . . . . . . . . . . . . . 21
  17.28.    No Presumption Against Drafter. . . . . . . . . . . . . . . 21
  17.29     Examination of Lease. . . . . . . . . . . . . . . . . . . . 21
  17.30     Defined Terms and Marginal Headings . . . . . . . . . . . . 21
  17.31     No Representations. . . . . . . . . . . . . . . . . . . . . 21
  17.32     No Light, Air or View Easement. . . . . . . . . . . . . . . 21
  17.33     Survival of Indemnities . . . . . . . . . . . . . . . . . . 21

                                  EXHIBITS

Exhibit "A" - Floor Plan. . . . . . . . . . . . . . . . . . . . . . . . 22

Exhibit "B" - Legal Description . . . . . . . . . . . . . . . . . . . . 24

Exhibit "C" - Rules and Regulations . . . . . . . . . . . . . . . . . . 25

Exhibit "D" - Work Letter . . . . . . . . . . . . . . . . . . . . . . . 28

Exhibit "D-1" - Building Shell Improvements . . . . . . . . . . . . . . 32

Exhibit "E" - Acceptance of Premises Memorandum . . . . . . . . . . . . 33

Exhibit "F" - Parking Garage. . . . . . . . . . . . . . . . . . . . . . 34

Exhibit "G" - Operating Expense Exclusions. . . . . . . . . . . . . . . 35

Exhibit "H" - Use By Tenant . . . . . . . . . . . . . . . . . . . . . . 36

Exhibit "I" - Cleaning Specifications . . . . . . . . . . . . . . . . . 37

Exhibit "J" - Commission Agreement. . . . . . . . . . . . . . . . . . . 40

Exhibit "K" - Signage Location. . . . . . . . . . . . . . . . . . . . . 43

Rider 1 - Renewal Option. . . . . . . . . . . . . . . . . . . . . . . . 44

Rider 2 - Cap on Certain Operating Expenses . . . . . . . . . . . . . . 45

Rider 3- Signage. . . . . . . . . . . . . . . . . . . . . . . . . . . . 46

Rider 4 - Right of First Refusal and Expansion Option . . . . . . . . . 47

Schedule A - Right of First Refusal Space . . . . . . . . . . . . . . . 49


                                         LEASE



     THIS LEASE ("Lease") is entered into as of the _________________________ day of _____________________________________ , 1999, by and between GRANITE
TOWER, LTD.    ("Landlord"), and CARREKER-ANTINORI, INC. ("Tenant").

                                 W I T N E S S E T H:

                                      ARTICLE 1
                                      =========

     1.01. INTRODUCTORY PROVISIONS AND DEFINITIONS. The Lease provisions and definitions set forth in this Section 1.01 in summary form are solely to facilitate convenient reference by the parties. If there is any conflict between this Section and any other provisions of this Lease, the latter shall control.

     (a) Addresses for notices
          due under this Lease
          (See Article 17)

          Landlord's Name
          and Address:             Granite Tower, Ltd.
                                   ----------------------------------------
                                   4099 McEwen Road, Suite 370
                                   ----------------------------------------
                                   Dallas, Texas 75244
                                   ----------------------------------------
                                   Fax: (972) 386-6811
                                   ----------------------------------------
                                   Attn:   Property Manager
                                   ----------------------------------------

                                   Prior To Commencement Date:

        Tenant's Name and          Carreker-Antinori, Inc.
         Address:                  ----------------------------------------
                                   4055 Valley View Lane, Suite 900 & 1000
                                   ----------------------------------------
                                   Dallas, Texas 75244
                                   ----------------------------------------
                                   Fax:  (972) 701-0758
                                   ----------------------------------------
                                   Attn: Jim Dow

        With Notices To:
                                   Carreker-Antinori, Inc.
                                   ----------------------------------------
                                   4055 Valley View Lane, Suite 900 & 1000
                                   ----------------------------------------
                                   Dallas, Texas 75244
                                   ----------------------------------------
                                   Attn:
                                   ----------------------------------------

     (b) Building:                 Granite Tower at The Centre
                                   ----------------------------------------
                                   4055 Valley View Lane
                                   ----------------------------------------
                                   Dallas,  Texas  75244
                                   ----------------------------------------
                                   containing approximately 240,153 square
                                   feet of total rentable area.  Rentable
                                   area shall be measured in accordance with 1996 BOMA National Standards ANSI Z265.

     (c) Premises:                 Approximately 47,720 square feet of
                                   rentable area on the NINTH AND TENTH floors
                                   of the Building, designated as Suite No.  900
                                   & 1000 RESPECTIVELY (See Exhibit "A")

                    Surface Parking             Garage Parking

     (d) Parking:   31 Unreserved spaces        149 Unreserved spaces @ $ 0.00
                    @ $  0.00 per month each    per month each


                                                11 Reserved spaces @ $ 0.00
                                                per month each (See Exhibit "F")

                    Landlord agrees to substitute the thirty-one (31) surface parking spaces with thirty-one (31) garage parking spaces on a month to month basis. If, in Landlord's opinion, it becomes necessary, Landlord may, with thirty (30) days prior written notice to Tenant, take back the thirty-one (31) substitute garage parking spaces and replace with thirty-one
                    (31) surface parking spaces.

     (e) Permitted Use:            General Office Use and the permitted
                                   ancillary uses described on Exhibit "H"
                                   attached hereto (per Article 6 herein)

     (f) Primary Term:             ELEVEN (11) years and ZERO (0) months
                                   -----------           --------
                                   (See Article 3)

     (g) Commencement Date:        June 1, 1999 (See Article 3)
                                   ------------
     (h) Expiration Date:          May 31, 2010 (See Article 3)
                                   ------------
     (i) Tenant's Pro Rata
         Share:                    19.87% (See Article 5)
                                   ------
     (j) Base Rent:


                                       Rate per Square      Base                Base
     Rental                            Foot of              Annual              Monthly
     Period                            Rentable Area        Rent                Rent
     ------                            -------------        ----                ----
     June 1, 1999 - May 31, 2000            $12.00          $   572,640.00      $47,720.00
     June 1, 2000 - May 31, 2004            $22.00          $1,049,840.04       $87,486.67
     June 1, 2004 - May 31, 2010            $23.00          $1,097,559.96       $91,463.33



     (k) Base Operating
         Expense: Operating Expenses per square foot of rentable area for the calendar year 2000 (excluding electricity). (See Article 5.)

     (l) Security Deposit:         N/A (See Article 4)

     (m) Guarantor:                N/A (See "Rider No. " )

     (n) Tenant's Broker:          The Amend Group  (such broker is
                                   ---------------
                                   represented by
                                   John Amend and Greg Biggs )
                                   -------------------------
     (o) Address for Payment of Base Rent:
     (See Article 4)               Granite Tower,  Ltd.
                                   --------------------------------
                                   P.O. Box 911597
                                   --------------------------------
                                   Dallas, Texas 75391-1597
                                   --------------------------------


                                      ARTICLE 2
                                  = = = = = = = = ==

     2.01. PREMISES. In consideration of the obligation of Tenant to pay Rent as herein provided and in consideration of the other terms, covenants and conditions hereof, Landlord hereby does lease, let and demise unto Tenant, and Tenant hereby does lease and rent from Landlord, upon and subject to the provisions of this Lease, rentable area which is hereby stipulated and for all purposes hereof agreed to be as stated in 1.01(c) above and as reflected on the floor plan(s) attached hereto as Exhibit "A" and incorporated herein for all purposes (such space so leased to Tenant is herein called the "Premises") located in the Building as set forth in Article 1.01(b) and situated on the tract of "Land" herein so called in Exhibit "B" attached hereto and incorporated herein for all purposes (the Building, the Land, and the parking area and garage being hereinafter collectively referred to as the "Project"), TO HAVE AND TO HOLD said Premises for the Term, subject to the provisions of this Lease.

     2.02. IMPROVEMENTS BY LANDLORD. Landlord shall deliver the Premises to Tenant in "Shell Condition" (as such term is defined in Exhibit "D" attached hereto. All installations now or hereafter placed on the Premises in excess of Building Standard items as determined by Landlord and as set forth in Exhibit "D" shall be for Tenant's account and at Tenant's cost (and Tenant shall pay ad valorem taxes and increased insurance thereon), which costs shall be payable by Tenant to Landlord as additional rent hereunder promptly upon being invoiced therefor, and failure by Tenant to pay same in full within fifteen (15) days shall constitute an event of default by Tenant hereunder giving rise to all remedies available to Landlord under this Lease and at law for non-payment of rent.

     2.03. CONDITION OF PREMISES. Tenant has inspected the Premises and the common areas of the Building and the parking facilities, is familiar with their condition and accepts same in their present "AS IS" condition. Tenant acknowledges that Landlord is not obligated to do any further construction or make any additional improvements, except as provided in Section 2.02 and Exhibit "D" hereof. The taking of possession of the Premises by Tenant shall be deemed to conclusively establish that the Premises have been accepted and are in good and satisfactory condition, except for minor "punch list" items agreed to in writing by Landlord and Tenant, which Tenant will promptly remedy. Tenant hereby waives any and all warranties, express or implied, as to the Premises, including, without limitation, the implied warranty of suitability of the Premises for Tenant's intended use.


                                      ARTICLE 3
                                 = = = = = = = = = =

     3.01. TERM. Subject to the other provisions hereof, this Lease shall be and continue in full force and effect for the Primary Term as set forth in
Section 1.01(f) and commencing on the Commencement Date set forth in Section 1.01(g) and expiring on the Expiration Date set forth in Section 1.01(h). Such term, as it may be extended or modified only by written agreement of the parties or pursuant to an express provision of this Lease, is herein called the " Term".

     3.02.  COMMENCEMENT. The Commencement Date shall be June 1, 1999

     3.03. LATE POSSESSION. No delay in the completion of the Premises resulting from delay or failure on the part of Tenant, Tenant's agents, or contractors in furnishing information, work or other matters required in Exhibit "D" shall delay the Commencement Date, the Expiration Date or the commencement of installments of Rent.

     3.04. EARLY POSSESSION. If prior June 1, 1999, Tenant shall occupy all or any part of the Premises, and commence operation of business, such occupancy shall be subject to all of the provisions of this Lease, and the Term and the payment of all Rent shall commence, with respect to all or such part of the Premises as are so occupied by Tenant, on the date of such entry, and the total amount of all Rent due hereunder shall be increased accordingly, provided that no such early entry shall operate to change the Expiration Date provided for herein.

     3.05. ACCEPTANCE OF PREMISES MEMORANDUM. Upon Substantial Completion (as defined in Exhibit "D") of Tenant's Improvements, Landlord and Tenant shall execute the Acceptance of Premises Memorandum, a form of which is attached hereto as Exhibit "E" and incorporated herein for all purposes. If Tenant occupies the Premises without executing an Acceptance of Premises Memorandum, Tenant shall be deemed to have accepted the Premises for all purposes and Substantial Completion shall be deemed to have occurred on the earlier to occur of (i) actual occupancy or (ii) the Commencement Date.




                                      ARTICLE 4
                                      =========

     4.01. BASE RENT. Tenant, in consideration for this Lease and the leasing of the Premises for the Term, agrees to pay to Landlord as Base Rent in such amounts as set forth in Section 1.01(j) (subject to adjustments as provided for herein). Base Rent is payable in advance, and without demand, on the first day of each calendar month during the Term. If the Commencement Date is other than the first day of a month, Tenant shall be required to pay only a pro rata portion of the monthly installment of Base Rent for such partial month.

     4.02. PAYMENT OF RENT. As used in this Lease, "Rent" shall mean the Base Rent, the Operating Expense reimbursements pursuant to Section 5.01, Tenant's Electricity Charge pursuant to Section 5.02B, the Parking Rent pursuant to
Section 17.14 hereof, and all other monetary obligations provided for in this Lease to be paid by Tenant, all of which shall constitute rental in consideration for this Lease and the leasing of the Premises. Without invoice or other notice from Landlord, Tenant shall send Base Rent and other sums due hereunder in legal tender of the United States of America to Landlord at the address set forth in Section 1.01(o) or to such other person or at such other address as Landlord may from time to time designate in writing. The Rent shall be paid without notice, demand, abatement, deduction, or offset except as may be expressly set forth in this Lease. Upon execution of this Lease, Tenant shall pay to Landlord an amount equal to one months rent as described in Section1.01(l) and any such amount shall be applied to this first month's Rent due hereunder.

     Landlord shall, at its option, have the right to collect from Tenant, five cents ($.05) for each dollar ($1.00) of each installment of Rent which is not received within five (5) business days of its due date after Landlord's written notice to Tenant for any reason whatsoever and Tenant agrees to pay such amount immediately on demand as liquidated damages to cover the additional costs of collecting and processing such late payments. Tenant acknowledges that the late payment by Tenant to Landlord of Rent due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. If such failure to pay Rent continues beyond a five (5) day period, any and all due and unpaid Rent shall bear interest at the lesser of (i) eighteen percent (18%) per annum, or (ii) the maximum non-usurious rate allowed by applicable law (the "Default Interest Rate"), from the date such Rent became due until the date such Rent is received by Landlord. Such interest shall be immediately due and payable as additional Rent hereunder. The collection of such late charge and/or such interest by Landlord shall be in addition to and cumulative of any and all other remedies available to

Landlord.

     It is the intention of Landlord and Tenant to conform to all applicable laws concerning the contracting for, charging and receiving of interest. In the event that any payments of interest required under this Lease are ever found to exceed any applicable limits, Landlord shall credit the amount of any such excess paid by Tenant against any amount owing under this Lease or if all amounts owing under this Lease have been paid, Landlord shall refund to Tenant the amount of such excess paid by Tenant. Landlord and Tenant agree that Landlord shall not be subject to any applicable penalties in connection with any such excess interest, it being agreed that any such excess interest contracted for, charged or received pursuant to this Lease shall be deemed a result of a bona fide error and a mistake. The obligation of Tenant to pay Rent is an independent covenant, and no act or circumstance, whether constituting a breach of covenant by Landlord or not, shall release or modify Tenant's obligation to pay Rent.

     4.03. SECURITY DEPOSIT.  Not required.


                                      ARTICLE 5
                                      =========

     5.01.  OPERATING EXPENSE REIMBURSEMENT.  The Base Rent payable under
Section 4.01 of this Lease includes an annual allocation for operating expenses equal to the Operating Expense (defined in Section 5.02A hereof) per square foot of rentable area of the Premises for calendar year set forth in Section1.01(k) (the "Base Operating Expense"). In the event that Tenant's Pro Rata share of Operating Expenses (defined in Section 5.02A hereof) of the Building during any calendar year of the Term shall exceed the Base Operating Expense, Tenant shall pay to Landlord its proportionate share of the increase in such Operating Expenses over the Base Operating Expense. On or before the first day of each calendar year during the Term (or as soon thereafter as is reasonably possible), Landlord shall provide to Tenant the Estimated Operating Expense Increase for the upcoming year. In addition to the Base Rent, Tenant shall pay in advance on the first day of each calendar month during the Term, installments equal to 1/12th of Tenant's Pro Rata Share (as set forth in Section 1.01 (i) of the Estimated Operating Expense Increase, except that the first such monthly installment is due upon the Commencement Date.


     As soon as possible after the end of each calendar year during the Term, Landlord shall furnish to Tenant a statement of the Actual Operating Expense Increase (hereinafter defined) for the immediately preceding calendar year, which statement shall specify the various types of Operating Expenses and set forth Landlord's calculations of Tenant's Pro Rata Share of the Actual Operating Expense Increase. If Tenant's Pro Rata Share of the Estimated Operating Expense Increase paid to Landlord during the previous calendar year exceeds Tenant's Pro Rata Share of the Actual Operating Expense Increase, then Landlord shall, at Tenant's option, either refund the difference to Tenant at the time Landlord furnishes the statement of the Actual Operating Expense Increase or credit the amount overpaid by Tenant to Tenant's Pro Rata Share of the Estimated Operating Expense Increase for the next calendar year. If Tenant's Pro Rata Share of Estimated Operating Expense Increase paid to Landlord during the previous calendar year is less than Tenant's Pro Rata Share of the Actual Operating Expense Increase, then Tenant shall pay to Landlord the amount of such underpayment. Unless Tenant takes written exception to any item within thirty
(30) days after the furnishing of an annual statement, such statement shall be considered final and accepted by Tenant. Any amount due Landlord as shown on any such statement shall be paid by Tenant within thirty (30) days after it is furnished to Tenant.

     The "Estimated Operating Expense Increase" shall equal Landlord's estimate of Tenant's Pro Rata share of Operating Expenses for the applicable calendar year, less the Base Operating Expense. Landlord's statement of the Estimated Operating Expense Increase shall control for the year specified in such statement and for each succeeding year during the Term until Landlord provides a new statement of the Estimated Operating Expense Increase. The "Actual Operating Expense Increase" shall equal Tenant's Pro Rata share of the actual Operating Expenses for the applicable calendar year, less the Base Operating Expense. If Operating Expenses change during a calendar year or if the number of square feet of rentable area in the Premises changes, Landlord may revise the estimated Additional Rent during such year by giving Tenant written notice to that effect and thereafter Tenant shall pay to Landlord, in each of the remaining months of such year, an amount commensurate with the change in the estimated Additional Rent divided by the number of months remaining in such year.

     Tenant shall have the right to perform an annual audit at Tenant's expense on Landlord's books and records to the extent necessary to verify Landlord's calculation of the Base Operating Expense and/or the Actual Operating Expense Increase for the prior calendar year, provided that such audit shall be conducted by an unrelated, third party Certified Public Accountant and further provided that the auditor's report reflecting the results of such audit shall be promptly delivered to Landlord. Any such audit shall be conducted, if at all,
(i) within ninety (90) days after the receipt of the annual statement of the Base Operating Expense or the Actual Operating Expense Increase (as applicable) from Landlord, (ii) during Landlord's normal business hours, (iii) at the place in Dallas, Texas where Landlord maintains it records and (iv) only after Landlord has received thirty (30) days prior written notice. If the audit report reflects an overcharge in the Actual Operating Expense Increase of more than four percent (4%) in the aggregate for such audited calendar year, then Landlord shall reimburse Tenant for all reasonable costs incurred by Tenant due to such audit. If the audit report reflects that the Actual Operating Expense Increase was overcharged or undercharged in the audited calendar year, Tenant shall, within twenty (20) days after receipt of such report, pay to Landlord the amount of any underpayment or, if applicable, Landlord shall pay to Tenant the amount of any overpayment.

     5.02A. OPERATING EXPENSES. The term "Operating Expenses" shall mean and include all those amounts, expenses, and costs of whatsoever nature (other than electricity) that Landlord incurs, pays or becomes obligated to pay because of or in connection with the ownership, operation, management, repair, or maintenance of the Project and Landlord's personal property used in connection therewith. Operating Expenses shall be determined on an accrual basis in accordance with generally accepted accounting principles consistently applied and shall include, without limitation, the following:

     (a) Wages, salaries, fees, related taxes, insurance, benefits, and reimbursable expenses of all personnel engaged in operating, repairing, and maintaining the Project and providing traffic control about the Project; provided, however, that if during the Term such personnel are also working on other projects being operated by Landlord, their wages, salaries, fees and related expenses shall be allocated by Landlord in good faith among all of such projects and only that portion of such expenses allocable to the Project shall be included as an "Operating Expense."

     (b) Cost of all labor, supplies, tools, equipment and materials used in operating, repairing, and maintaining the Project.

     (c) Cost of all utilities (except for electricity) for the Project, including, without limitation, water, gas and fuel oil.

     (d) Cost of all maintenance, security, window cleaning, elevator maintenance, landscaping, repair, janitorial, and other similar service agreements for the Project and the equipment and other personal property of Landlord therein and thereon used in connection with the operation, management, repair or maintenance of the Project.

     (e) Cost of all insurance relating to the Project and its occupancy or operations, including but not limited to (i) the cost of casualty and liability insurance applicable to the Project or Landlord's personal property used in connection with the operation of the Project, (ii) the cost of business interruption insurance in such amounts as will reimburse Landlord for all losses of earnings and other income attributable to the ownership and operation of the Project, and (iii) the cost of insurance against such perils and occurrences as are commonly insured against by prudent landlords.

     (f) All taxes, assessments, and governmental charges and fees of whatsoever nature, whether now existing or subsequently created, attributable to the Project or its occupancy or operation, excluding only franchise and income taxes of Landlord (but not excluding such taxes if imposed in the future wholly or partially in lieu of present real estate, ad valorem, or similar taxes), and including all such taxes whether assessed to or paid by Landlord or third parties, but excluding such taxes to the extent, if any, that Tenant, any other tenant of the Project, or any other party specifically reimburses Landlord therefor (other than through the payment of Operating Expense reimbursements). Tenant hereby agrees not to protest any valuation of the Property pursuant to
Section 41.413 of the Texas Property Tax Code, unless Tenant notifies Landlord in writing of Tenant's intent to so protest and Landlord fails to protest the valuation within fifteen (15) days after receipt of Tenant's written notice. Furthermore, Tenant hereby releases Landlord of its obligations to provide Tenant a copy of any notice of the reappraisal of the Property pursuant to
Section 41.413 of the Texas Property Tax Code.

     (g) Costs of repairs to and maintenance of the Project undertaken by Landlord in its sole discretion on or of the Project, excluding any such costs as are paid by the proceeds of insurance, by Tenant, or by other third parties, and excluding any alterations of space occupied by other tenants of the Building.

     (h) A reasonable management fee for management services rendered in connection with the Project which shall not exceed four percent (4%) of the gross revenues received by Landlord from the operation of the Project.

     (i) The cost of capital investment items which are installed primarily to reduce Operating Expenses for the benefit of all of the Project's tenants (but not in excess of Landlord's good faith estimate of the aggregate cost savings to be realized as a result of such capital investment items) and the cost of capital investment items that are required under any law, statute or regulation that is issued or enacted after the Commencement Date). To the best of Landlord's knowledge, there are no capital investment items that are anticipated in the Base Operating Expense. All such costs, including interest costs, shall be amortized over the reasonable life of the capital investment items, with the reasonable life and amortization schedule being determined by Landlord according to generally accepted accounting principles, but in no event to extend beyond the reasonable life of the Building.

     (j) Landlord's central accounting costs, and legal, appraisal (if such appraisal is related to efforts to reduce Operating Expenses), and other such third party fees relating to the operation of the Project.

     (k) The fair market rental value of Landlord's and the property manager's offices, if any, in the Building.

     Nothing contained in this Section 5.02A shall be construed as requiring Landlord to provide any services which are not specifically set forth in this Lease as obligations of Landlord.

     The term "Operating Expenses" shall not include the items listed on Exhibit "G" attached hereto.

     5.02 B.   TENANT'S ELECTRICITY CHARGE.  Tenant covenants and agrees to pay to Landlord as additional Rent without any setoff or deduction whatsoever Tenant's Pro Rata Share as set forth in Section 1.01(i) of all electricity consumed in the use, occupancy, and operation of the Building, the parking garage associated with the Building and the exterior perimeter lights for the remainder of the Building and Project (hereinafter called "Tenant's Electricity Charge"). Landlord shall bill Tenant for Tenant's Electricity Charge throughout the term of this Lease and Tenant shall pay same within fifteen (15) days after receipt of each such bill. Landlord shall bill Tenant for Tenant's Electricity Charge for the last month or portion thereof of the term of this Lease as soon as practicable after the termination of this Lease and Tenant shall pay same within five (5) days after receipt of such bill; the Tenant's obligation to pay such billing shall survive the termination of the Lease. All payments for Tenant's Electricity Charge are to be predicated upon separate and specific bills by Landlord and are not to be included as part of the Base Rent payment required to be paid pursuant to Section 1.01(j) hereof. To the extent feasible, Landlord shall make a good faith effort to coordinate the timing of the billing of Tenant's Electricity Charge such that Tenant can pay Tenant's Electricity Charge concurrently with the monthly installments of Base Rent.

     Notwithstanding anything to the contrary hereinbefore contained, Landlord may at any time during the term hereof, elect to install meters measuring electricity used in the Building and/or the Premises at Landlord's expense (except as provided in Section 7.02(h) hereof), which may also include meters measuring electricity used for heating and cooling the Building and/or the Premises and in such cases, Tenant's Pro Rata Share of such costs shall then be based on actual use as measured by such meters but with any areas sharing a meter being prorated on the basis that the area of the Premises bears to the area covered by the meters.

     Electrical power which is separately metered or is otherwise separately assessable to tenants of the area served by such facilities and the cost of normal and after-hours air conditioning supplied to tenants of the area so served shall be excluded in computing Tenant's Pro Rata Share of such costs as aforesaid.

     5.03. PRORATION AND ADJUSTMENT OF OPERATING EXPENSES. If this Lease commences on other than the first day of a calendar year, or if this Lease expires on other than the last day of a calendar year, then the Operating Expenses for all of such calendar year shall be prorated according to the portion of the Term that occurs during such calendar year. If at any time the Building is not fully occupied or Landlord is not supplying all services to all portions of the Building during an entire calendar year, then, Base Operating Expenses, Operating Expenses, the Actual Operating Expense Increase and the Estimated Operating Expense Increase shall be adjusted as though the Building had been ninety-five percent (95%) occupied and Landlord were supplying all services to such portions of the Building during the entire calendar year.



                                     ARTICLE 6
                                     =========

     6.01. USE. Tenant shall use and occupy the Premises only for the Permitted Use set forth in Section 1.01(e) hereof, and for no other purposes. Tenant shall not use or permit the Premises or any portion thereof to be used for any purpose other than the Permitted Use or for any unlawful purpose or in any unlawful manner, and shall comply with all federal, state, and local governmental laws, ordinances, orders, rules and regulations applicable to the Premises, the Project, and the occupancy thereof and Tenant shall give prompt written notice to Landlord of any notification to Tenant of any claimed violation thereof. Tenant shall not do or permit anything to be done in or about the Premises, nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Project or any of its contents, or cause cancellation of any insurance policy covering the Project or any part thereof or any of its contents. In the event that, by reason of any acts of Tenant or its conduct of business, there shall be any increase in the rate of insurance on the Building or its contents, Tenant hereby agrees to pay such increase. Tenant covenants that at all times during the Term of this Lease, Tenant will not allow occupancy of the Premises to exceed a ratio of four persons for every one thousand square feet of the Premises without Landlord's consent. Tenant shall not do or permit anything to be done in or about the Premises and/or Project which will in any way obstruct or interfere with the rights of other tenants or occupants of the Project or injure or annoy them. Tenant shall not permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Without limitation of the foregoing, Tenant shall not, without Landlord's prior written consent, use, store, install, spill, remove, release or dispose of, within or about the Premises or any other portion of the Project, any asbestos-containing materials or any sold, liquid or gaseous material now or hereafter considered toxic or hazardous under the provisions of 42 U.S.C. 9601, et seq., or any other applicable environmental law which may now or hereafter be in effect. If Landlord does give written consent to Tenant pursuant to the foregoing sentence, Tenant shall comply with all applicable laws, rules and regulations pertaining to and governing such use by Tenant, and shall remain liable for the costs of any clean up or removal required to be performed with respect to such asbestos-containing, toxic or hazardous materials.


                                      ARTICLE 7
                                      =========

     7.01. LANDLORD'S SERVICES. Provided Tenant is not in default hereunder and subject to the availability of necessary service from the appropriate public utility or other entity responsible for providing such service, Landlord shall, at Landlord's expense, except as provided to the contrary in this Lease, furnish to Tenant in the occupied portion of the Premises the following services:

     (a) Air-conditioning and central heat at such temperatures and in such amounts as are reasonably considered to be standard for the Building, during normal business hours for the Building as set forth in the Rules and Regulations attached as Exhibit "C" attached hereto and incorporated herein for all purposes.

     (b) Janitorial cleaning services in the Premises and public and exterior portions of the Building for all days, except

Saturdays, Sundays and holidays; provided, however, if Tenant's floor covering or other improvements is other than Building Standard, Tenant shall pay the additional cleaning cost attributable thereto as additional Rent upon presentation of a statement therefor by Landlord. The janitorial services provided by Landlord shall be substantially in accordance with the specifications attached hereto as Exhibit "I".

     (c) Hot and cold water at those points of supply provided for general use of other tenants in the Building.

     (d) Normal and customary routine maintenance for all public, structural, and exterior portions of the Project according to Landlord's reasonable standards.

     (e) Electric lighting service for all public portions of the Project in the manner and to the extent reasonably deemed by Landlord to be standard for comparable buildings in the market area.

     (f) Automatic passenger elevator service for access to and egress from the Premises. Freight elevator service, in common with other tenants, shall be provided during reasonable business hours and at such other times as prescribed by Landlord, exclusive of Saturdays, Sundays, and holidays. Landlord may reduce the number of elevators operating outside of business hours.

     (g) All Building Standard fluorescent bulb replacement in the Premises and in all common and public areas, toilet and restroom areas and stairwells, and the electrical power required for Building Standard fluorescent fixtures; provided, however, bulb replacement required for lights in the Premises which are above Building Standard shall be paid for by Tenant in a manner determined by Landlord, in Landlord's reasonable discretion.

     (h) Electrical facilities to furnish sufficient power for typewriters, calculating machines, personal computers and other machines of similar low electrical consumption such that the total electrical power usage shall not exceed four (4) watts per square foot of rentable area; but not including electricity required for electronic data processing equipment, special lighting in excess of Building Standard, and any other item of electrical equipment, the electrical power equipment of which (singly) is more than 0.5 kilowatts per hour at rated capacity or requires a voltage other than 110/120 volts single phase; and provided that Landlord shall not be obligated to provide dedicated circuits or electrical power in excess of Building Standard and provided that if the installation of said electrical equipment requires additional air conditioning capacity above that provided by the Building Standard system, then the additional air conditioning installation and operating costs will be the obligation of Tenant. Landlord, at its option, may cause a water meter, electric current meter or such similar device to be installed on the Premises so as to measure the amount of water and electric current consumed by Tenant. The cost of any such meters and of the installation, maintenance and repair thereof shall be paid for by Tenant and Tenant agrees to pay Landlord, promptly upon demand by Landlord, for all such excess water and electric expense incurred.
If a separate meter is not installed or Landlord is prevented from installing a separate meter by operation of law or other cause beyond Landlord's control, such excess costs for such water and electric current will be established by an estimate made by the utility company, electrical engineer, or an independent consultant, which estimate shall be binding on Tenant.

     (i) Security guard service for the Project from 7:00 p.m. until 7:00 a.m. seven (7) days per week; such guard shall be provided by a third party security firm as Landlord may from time to time reasonably determine to be providing security services for comparable buildings in the market area. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, TENANT EXPRESSLY ACKNOWLEDGES AND AGREES THAT LANDLORD IS NOT WARRANTING THE EFFICIENCY OF ANY SUCH SECURITY PERSONNEL, SERVICE, PROCEDURES OR EQUIPMENT AND THAT TENANT IS NOT RELYING AND SHALL NOT HEREAFTER RELY ON ANY SUCH PERSONNEL, SERVICE, PROCEDURES OR EQUIPMENT. LANDLORD SHALL NOT BE RESPONSIBLE OR LIABLE IN ANY MANNER FOR FAILURE OF ANY SUCH SECURITY PERSONNEL, SERVICES, PROCEDURES OR EQUIPMENT TO PREVENT, CONTROL, OR APPREHEND ANYONE SUSPECTED OF CAUSING PERSONAL INJURY OR DAMAGE IN, ON OR AROUND THE PROJECT.

      Notwithstanding anything hereinabove to the contrary, Landlord reserves the right from time to time to make reasonable modifications to the above standards for utilities and services that are provided to all tenants in the Building.

     7.02. ADDITIONAL SERVICES. Landlord may impose a reasonable charge for any utilities and services, (including without limitation, janitorial, maintenance, security, air conditioning, electrical current and water), provided by Landlord by reason of any use of the services at any time other than the hours as set forth in the Rules and Regulations attached hereto as Exhibit "C" or beyond the levels or quantities that Landlord agrees herein to furnish or because of special electrical, cooling or ventilating needs created by Tenant's hybrid telephone equipment, computers or other equipment; provided, however, that Tenant's excessive use or consumption of heating, air conditioning and/or electrical services in violation of Section 7.01 above, without Landlord's prior written consent, shall constitute a Default under this Lease. Upon request of Tenant to be given to the Property Manager of the Project before 5:00 p.m. of the business day preceding the day of requested extra usage, Landlord shall make available, at Tenant's expense, after hours heat or air conditioning. The hourly rate for the use of after hours heat or air conditioning (HVAC) shall be the actual cost of the utilities to Landlord of providing such service plus an equipment depreciation charge as reasonably determined by Landlord's third party engineers (such determination to be substantiated to the reasonable satisfaction of Tenant). For purposes of this Lease, the hourly rate for 1999 for such after hours HVAC is $12.58 PER FLOOR.

     7.03. INTERRUPTION OF SERVICES. Notwithstanding anything herein to the contrary, the obligations of the Landlord to provide the services and utilities provided above shall be subject to governmental regulation (e.g., rationing, temperature, control, etc.) and any such regulation which requires Landlord to provide or not provide such services or utilities other than as herein provided, shall not constitute a default hereunder, but rather compliance with such regulation shall be deemed to be compliance by Landlord hereunder. Any failure or defect in Landlord's hereinabove described services shall not be construed as an eviction of Tenant, nor entitle Tenant to any reduction, abatement, offset, or refund of Rent or to any damages from Landlord and in no event shall Landlord be liable for damage to persons or property (including, without limitation, business interruption) or be in default hereunder as a result of any such uncontrollable event or results or effects thereof. Landlord shall not be in breach or default under this Lease, provided Landlord uses reasonable diligence to restore any such failure or defect promptly after Landlord receives written notice thereof. Notwithstanding the foregoing, in the event of the failure to furnish, any stoppage of or other interruption in the furnishing of the services or utilities described in Section 7.01, which continues for five (5) consecutive business days after receipt by Landlord of written notice thereof from Tenant, and such failure, stoppage or interruption is not caused by force majeure (defined in Section 17.10 hereof), a casualty covered by Section 10.01 hereof, a failure on the part of a public utility, or by any act or omission of Tenant, its agents, employees or contractors, Tenant shall be entitled, as its sole and exclusive remedy, to an abatement of Base Rent and Actual Operating Expense Increases in proportion to the area of the Premises that is rendered untenantable by such failure, stoppage or interruption, with such abatement to begin on the sixth
(6th) business day after the receipt by Landlord of written notice of such occurrence and continuing until such failure, stoppage or interruption has been cured.

     7.04. KEYS AND LOCKS. Landlord shall furnish to Tenant two (2) keys for each corridor door entering the Premises. Additional keys will be furnished at a charge by Landlord on an order signed by Tenant or Tenant's authorized representative. All such keys shall remain the property of Landlord. Tenant shall be permitted to install additional locks and or other security devices in the Premises and on the ninth (9th) and tenth (10th) floor Building stairwell doors provided Landlord is provided with a set of duplicate keys or a master key. Upon termination of this Lease, Tenant shall surrender to Landlord all keys to the Premises, and give to Landlord an explanation of the combination of all locks for safes, safe cabinets and vault doors, if any, in the Premises.

     7.05. SIGNS. Landlord shall, at Landlord's cost, provide and install all letters and numerals on entrance doors in or at the Premises. All such letters and numerals are to be Building Standard graphics, and no other letters, numbers, or signage shall be used or permitted on the Premises without the prior written consent of Landlord. Tenant shall not place signs on the Premises which are visible from outside the Premises, without Landlord's prior written consent. Tenant shall not place or permit to be placed or maintained on any exterior door, wall or window of the Premises any sign, awning, canopy, advertising matter or similar item of any kind, and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Premises without first obtaining Landlord's prior written approval in each instance. Tenant shall maintain any such sign, awning, canopy, decoration, lettering, advertising matter or similar item as may be approved by Landlord, in good condition and repair at all times.


                                      ARTICLE 8
                                      =========

     8.01. ALTERATIONS. Except for non-structural additions or alterations which do not cost more than $50,000.00 in the aggregate, Tenant shall not make or allow to be made any alterations, installations, additions, or improvements in or to the Premises or install any equipment or machinery (other than standard office equipment and unattached personal property), without Landlord's prior written consent (which shall not be unreasonably withheld or delayed). Should Tenant desire to perform any alterations, Tenant shall submit plans and specifications for same to Landlord for Landlord's written approval before beginning such work. Upon receipt by Tenant of the written approval of Landlord of such plans and specifications, and upon payment by Tenant to Landlord of the reasonable fees (not to exceed $500.00) incurred by Landlord to have such plans and specifications reviewed, Tenant may proceed to make such approved alterations so long as they are in compliance with such approved plans and specifications and are performed by a contractor approved by Landlord. Any and all such alterations, physical additions or improvements, including those improvements made at the Tenant's expense or under any agreement with the Tenant whereby the Tenant is given an allowance or rent reduction in exchange for Tenant's agreement to install or allow to be installed lease improvements, such as by way of example, but not limitation, wall coverings, floor coverings or carpet, paneling, doors, cabinets, appliances (such as built-in refrigerators and dishwashers) and hardware, shall become the property of Landlord at the expiration or termination of this Lease or the termination of Tenant's right to possession of the Premises and shall in no event be removed by Tenant; provided, however, that Landlord may require Tenant, at Tenant's cost, to remove any or all of such items upon the expiration or termination of this Lease or the termination of Tenant's right to possession of the Premises and, at Tenant's expense, repair any damage caused by such removal. All installations shall be at Tenant's sole cost and expense. Without in any way limiting Landlord's consent rights, Landlord shall not be required to give its consent until (a) Landlord approves the contractor or person making such and approves such contractor's insurance coverage to be provided in connection with the work, (b) Landlord approves final and complete plans and specifications for the work and (c) the appropriate governmental agency, if any, has approved the plans and specifications for such work. All work performed by Tenant or its contractor relating to the installations shall conform to applicable governmental laws, rules and regulations, including, without limitation, the Disability Acts. Upon completion of the installations, Tenant shall deliver to Landlord "as built" plans. If Landlord performs such installations, Tenant shall pay Landlord, as additional Rent, the cost thereof plus fifteen percent (15%) as reimbursement for Landlord's overhead. Each payment shall be made to Landlord within twenty
(20) days after receipt of an invoice from Landlord.


     All work performed by Tenant with respect to the Premises shall (a) be performed so as not to alter the exterior appearance of the Building, (b) be performed so as not to adversely affect the structure or safety of the Building,
(c) comply with all building, safety, fire, and other codes and governmental and insurance requirements, (d) be performed so as not to result in any usage in excess of Building Standard quantities of water, electricity, gas, heating, ventilating, or air-conditioning (either during or after such work) unless prior written arrangements reasonably satisfactory to Landlord are made with respect thereto, (e) be completed promptly and in a good and workmanlike manner and in a quality equivalent to Building Standard, (f) be performed at Tenant's expense and at such times and in such manner as Landlord may designate from time to time to insure minimum disruption to other tenants in the Building, and (g) be performed in such a manner that no valid mechanic's, materialman's, or other similar liens be attached to Tenant's leasehold estate and in no event shall Tenant permit, or be authorized to permit, any such liens (valid or alleged) or other claims to be asserted against Landlord or Landlord's rights, estates, and interests with respect to the Project or this Lease. Landlord will have the right, but not the obligation, to inspect periodically the work in the Premises.


     If any mechanic's lien is filed against the Premises or the Project or any portion thereof, Tenant shall cause same to be discharged within thirty (30) days after the lien is filed by paying or bonding over said lien. If Tenant fails to comply with the foregoing sentence, Landlord shall (without limitation of its other rights or remedies) have the right, but not the obligation, to discharge said lien and Tenant shall immediately reimburse Landlord for any sum of money expended by Landlord in connection with obtaining such discharge (together with an additional fifteen percent (15%) thereof to cover Landlord's administrative costs), which amount shall be deemed to be Rent hereunder for all purposes. Landlord may require (prior to commencement of construction), at Tenant's sole cost and expense, a lien and completion bond in an amount equal to the estimated cost of any improvements, additions or alterations in the Premises which have been approved by Landlord.

     Any approval by Landlord (or Landlord's architect and/or engineers) of any of Tenant's contractors or Tenant's drawings, plans or specifications which are prepared in connection with any construction of improvements (including without limitation, Tenant's Improvements) in the Premises shall not in any way be construed as or constitute a representation or warranty of Landlord as to the abilities of the contractor or the adequacy or sufficiency of such drawings, plans or specifications or the improvements to which they relate, for any use, purpose or condition.

     8.02. REMOVAL OF TRADE FIXTURES AND PERSONAL PROPERTY. Tenant agrees to remove all of its trade fixtures, personal property and, if so required by Landlord prior to installation, certain other (or all) additions, installations, and/or improvements on or before the date of expiration or termination of the Term, and shall promptly reimburse Landlord for the cost of repairing all damage done to the Premises or the Project by such removal and the cost of restoring the Premises to its original condition, reasonable wear and tear excepted, after such removal. If Tenant fails to deliver the Premises in the condition aforesaid, then Landlord may restore the Premises to such a condition at Tenant's expense including an overhead charge of fifteen percent (15%). All property required to be removed pursuant to this Section not removed within the time period required hereunder shall thereupon be conclusively presumed to have been abandoned by Tenant and Landlord may, at its option, take over possession of such property and either (a) declare the same to be the property of Landlord by written notice to Tenant at the address provided herein or (b) at the reasonable sole cost and expense of Tenant, remove and store and/or dispose of the same or any part thereof in any manner that Landlord shall choose without incurring liability to Tenant or any other person.

     8.03. REPAIRS BY LANDLORD. Landlord shall repair and maintain the structural portions of the Project, including the exterior windows of the Building (both interior and exterior faces), the balcony outside the tenth
(10th) floor, basic plumbing, the building standard sprinkler system, air conditioning, heating and electrical systems installed or furnished by Landlord, and all areas of the Project for the common non-exclusive use of all tenants in the Project, unless such maintenance and repairs are caused in part or in whole by the act, neglect, or omission of any duty by the Tenant, its agents, servants, employees or invitees, or unless such maintenance or repairs are otherwise herein provided to be made by Tenant. Landlord shall not be liable for any failure to make such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Landlord shall not be liable for any damages, compensation or claim for loss of the use of the whole or any part of the Premises or Tenant's personal property, or any inconvenience, loss of business, or annoyance arising from any such repair and/or maintenance performed by Landlord hereunder, except for damage resulting from Landlord's gross negligence or willful misconduct. Landlord reserves the right to make such repairs, changes, alterations, additions, or improvements in or to any portion of the Project and the fixtures and equipment thereof as it may deem necessary or desirable.

     8.04. REPAIRS BY TENANT. Tenant shall, at Tenant's sole cost and expense, keep the Premises and any appliances in good condition and repair. Tenant shall, upon the expiration or earlier termination of this Lease, surrender the Premises to the Landlord in good condition, ordinary wear and tear excepted. Any injury or damage to the Premises or Project, or the appurtenances or fixtures thereof, caused by or resulting from the act, omission or neglect of Tenant or Tenant's employees, servants, agents, invitees, assignees, or subtenants shall be repaired or replaced by Tenant, or at Landlord's option by Landlord at the expense of Tenant. If Tenant fails to maintain the Premises or fails to repair or replace any damage to the Premises or Project resulting from the act, omission or neglect of Tenant, its employees, servants, agents, invitees, assignees or subtenants, Landlord may, but shall not be obligated to cause such maintenance, repair or replacement to be done, as Landlord deems necessary, and Tenant shall immediately pay to Landlord all costs related thereto, plus a charge for overhead of fifteen percent (15%) of such cost.




                                      ARTICLE 9
                                      =========

     9.01. LANDLORD'S INSURANCE . Landlord covenants and agrees that from and after the date of delivery of the Premises from Landlord to Tenant, Landlord will carry and maintain the insurance set forth in Section 9.01(a) and (b) of this article.

     (a) Commercial general liability insurance covering the Building and all common areas of the Project, but excluding the Premises, insuring against claims for personal or bodily injury or death or property damage occurring upon, in or about the Building or common areas of the Project to afford protection to the limit of not less than $2,000,000.00 combined single limit in respect to injury or death to any number of persons and property damage arising out of any one (1) occurrence. This insurance coverage shall extend to any liability of Landlord arising out of the indemnities provided for in this Lease.

     (b) Landlord shall at all times during the Term hereof maintain in effect a policy or policies of "special form" or "all risks" insurance covering the Building (excluding property required to be insured by Tenant) in such amounts as Landlord may from time to time determine, providing protection against perils included within the standard Texas form of "special form" or "all risks" insurance coverage, with no exclusions thereunder with respect to sprinkler damage, vandalism and malicious mischief and with any such deductibles as Landlord may from time to time determine.

     Any insurance provided for in Subsections 9.01(a) and (b) above may be effected by self-insurance or by a policy or policies of blanket insurance covering additional items or locations or assureds, provided that the requirements of Sections 9.01(a) and (b) are otherwise satisfied. Tenant shall have no rights in any policy or policies maintained by Landlord.




     9.02.  TENANT'S INSURANCE.    Tenant covenants and agrees that from and
after the date of delivery of the Premises from Landlord to Tenant, Tenant will carry and maintain, at its sole cost and expense, the insurance set forth in paragraphs (a), (b), (c) and (d) of this subsection. No policy shall be cancellable or subject to reduction of coverage except after thirty (30) days' prior written notice to Landlord.

     (a) The broadest available form of commercial general liability insurance covering the Premises and Tenant's use thereof against claims for personal or bodily injury or death or property damage occurring upon, in or about the Premises (including, to the extent available and applicable, contractual indemnity and liability coverage), such insurance to insure both Tenant and its employees and to afford protection to the limit of not less than $1,000,000.00, combined single limit, in respect to injury or death to any number of persons and all property damage arising out of any one (1) occurrence, with no deductible or self-insured retention in excess of an amount acceptable to Landlord. The foregoing commercial general liability insurance will include, without limitation, the following required endorsements, to wit: (i) if such policy contains a general aggregate limit, an "Aggregate Limits of Insurance Per Location" or equivalent form as may be applicable from time to time or at any time during the Term of this Lease and acceptable to Landlord; (ii) Landlord Parties (as defined hereinbelow) will be included as "additional insureds" using an additional insured endorsement form as may be applicable from time to time or at any time during the Term of this Lease and acceptable to Landlord, without modification (and under the commercial umbrella, if any); and (iii) a waiver of subrogation in favor of the Landlord Parties using such form as may be applicable from time to time or at any time during the Term of this Lease and acceptable to Landlord (and under the commercial umbrella, if any). For purposes hereof, the term "Landlord Parties" (herein so called) shall mean, collectively, Landlord, Landlord's property manager, and Landlord's mortgagee, if any, and the respective shareholders, members, partners, affiliates, subsidiaries, directors, officers, employees, agents or contractors of any such persons or entities. All such commercial general liability policies maintained by Tenant pursuant hereto shall be written as and endorsed to be primary policies, not contributing with and not supplemental to any coverage that Landlord and/or any Landlord's mortgagee may carry (with any policies of Landlord or Landlord's mortgagee being excess, secondary and non-contributing). If the rentable area of the Premises is more than 30,000 square feet, then, in addition to and not in lieu of the above stated coverage, Tenant shall carry umbrella or so called excess coverage in an amount not less than $1,000,000.00 over Tenant's base coverage amount. This insurance coverage shall, to the extent available and applicable, extend to any liability of Tenant arising out of the indemnities provided for in this Lease.

     (b) The broadest available "special form" or "all risks" insurance coverage (including coverage against fire, wind, tornado, vandalism, malicious mischief, water damage and sprinkler leakage) covering all fixtures, equipment and personalty located in the Premises, in an amount not less than one hundred percent (100%) of the full replacement cost thereof, with no exclusions permitted thereunder with respect to vandalism, malicious mischief or sprinkler leakage and with an endorsement thereto showing, among others, Landlord as "insured as its interest may appear" and with an ordinance or law coverage endorsement, and with a waiver of subrogation endorsement in favor of the Landlord Parties (as defined hereinabove). The property insurance may, with the consent of the Landlord, provide for a reasonable deductible.

     (c) Workers' compensation insurance insuring against and satisfying Tenant's obligations and liabilities under the workers' compensation laws of the State of Texas, with a waiver of subrogation endorsement in favor of the Landlord Parties.

     (d) Employer's liability insurance in an amount not less than $1,000,000.00.

     All such insurance will be issued and underwritten by companies reasonably acceptable to Landlord, duly licensed in the State of Texas, and will contain endorsements that (a) such insurance may not lapse with respect to Landlord or Property Manager or be canceled or amended with respect to Landlord or Property Manager without the insurance company giving Landlord and Property Manager at least thirty (30) days' prior written notice of such cancellation or amendment,
(b) Tenant will be solely responsible for payment of premiums, (c) in the event of payment of any loss covered by such policy, Landlord or Landlord's designees will be paid first by the insurance company for Landlord's loss and (d) Tenant's insurance is primary in the event of overlapping coverage which may be carried by Landlord.

     Tenant shall deliver to Landlord duplicate originals of all policies of insurance required by this Section or duly executed originals of the certificates of such insurance (in form and content acceptable to Landlord) evidencing in-force coverage, within ten (10) days prior to the commencement of construction of Tenant's Improvements. Further, Tenant shall deliver to Landlord renewals thereof at least thirty (30) days prior to the expiration of the respective policy terms.


     In no event shall Landlord be responsible for loss or damage with respect to Tenant's personal property unless caused by Landlord's gross negligence.

     9.03.  WAIVER  OF SUBROGATION.   Landlord and Tenant each hereby waives any
rights it may have against the other (including, but not limited to, a direct action for damages) on account of any loss or damage occasioned to Landlord or Tenant, as the case may be (whether or not such loss or damage is caused by the fault, negligence or other tortious conduct, acts or omissions of Landlord or Tenant or their respective officers, directors, employees, agents or invitees), to their respective property, the Premises, its contents or to any other portion of the Building or the Property arising from any risk covered by the current Texas State Board of Insurance promulgated form of "special form" or "all risks" insurance coverage required to be carried by Landlord and Tenant, respectively, under Sections 9.01(b) and 9.02(b) above. If a party waiving rights under this
Section is carrying a fire and extended coverage insurance policy in the promulgated form used in the State of Texas and an amendment to such promulgated form is passed, such amendment shall be deemed not a part of such promulgated form until it applies to the policy being carried by the waiving party. Without in any way limiting the foregoing waivers and to the extent permitted by applicable law, the parties hereto each, on behalf of their respective insurance companies insuring the property of either Landlord or Tenant against any such loss, waive any right of subrogation that Landlord or Tenant or their respective insurers may have against the other party or their respective officers, directors, employees, agents or invitees and all rights of their respective insurance companies based upon an assignment from its insured. Each party to this Lease agrees immediately to give to each such insurance company written notification of the terms of the mutual waivers contained in this Section and to have said insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverage by reason of said waivers. The foregoing waiver shall be effective whether or not the parties maintain the required insurance.

     9.04. INDEMNITY. Tenant will indemnify and hold Landlord and Landlord's respective officers, directors, employees and agents (including, but not limited to Landlord's property manager) harmless from all claims, demands, actions, damages, loss, liabilities, judgments, costs and expenses, including without limitation, attorney's fees and court costs (each a "Claim" and collectively the "Claims") which (i) are suffered by, recovered from or asserted against Landlord, (ii) are not paid by insurance carried by Tenant or Landlord (without in any way affecting the requirements of or Landlord's rights under Sections
9.01 and 9.02 above and (iii) arise from or in connection with (a) the use or occupancy of the Premises and/or any accident, injury or damage occurring in or at the Premises or (b) any breach by Tenant of any representation or covenant in this Lease; provided, however, such indemnification of Landlord by Tenant shall not include any Claim waived by Landlord under Section 9.03 above, any Claim to the extent caused by the gross negligence or willful misconduct of Landlord or any Claim relating to hazardous or toxic materials except to the extent such Claim arises out of a breach by Tenant of any of the provisions of Section 16.01 of this Lease.

     Landlord will indemnify and hold Tenant and its officers, directors, employees and agents harmless from all Claims which are suffered by, recovered from or asserted against Tenant and which are not paid by proceeds of insurance carried by Landlord or Tenant and which arise from or in connection with (i) the use of the common areas of the Project and/or any accident, injury or damage occurring in or on the Common Areas solely as a result of Landlord's gross negligence or (ii) any breach by Landlord of any representation or covenant in this Lease; provided, however, such indemnification of Tenant by Landlord shall not include any Claim waived by Tenant under Section 9.03 above, any Claim to the extent caused by the negligence or willful misconduct of Tenant or any Claim relating to hazardous or toxic materials except to the extent such Claim arises out of a breach by Landlord of any of the provisions of Section 16.01 of this Lease.


                                      ARTICLE 10
                                      ==========

     10.01. CASUALTY. If the Premises or Project, or any portion of either, shall be damaged by fire or other casualty covered by the insurance carried by Landlord hereunder, and the cost of repairing such damage shall not be greater than ten percent (10%) of the then full replacement cost thereof, then, subject to the following provisions of this Article, Landlord shall repair the Premises and/or Project.

     If the Premises or Project shall be damaged (a) by fire or other casualty not covered by insurance carried by Landlord hereunder, (b) by fire or other casualty covered by insurance carried by Landlord hereunder and Landlord's mortgagee requires that such insurance proceeds be used to retire the mortgage debt, or (c) to an extent greater than ten percent (10%) of the then full replacement cost thereof, then Landlord shall have the option to either (i) repair or reconstruct the same to substantially the same condition as immediately prior to such fire or other casualty, or (ii) terminate this Lease by so notifying Tenant within one hundred twenty (120) days after the date of such fire or other casualty, such termination to be effective as of the date of such notice.

     The Rent required to be paid hereunder shall be abated in proportion to the portions of the Premises, if any, which are rendered untenantable by fire or other casualty hereunder until repairs of the Premises are completed, or if the Premises are not repaired, until the termination date hereunder. Other than such Rent abatement, no damages, compensation or claim shall be payable by Landlord for loss of the use of the whole or any part of the Premises, Tenant's personal property, or any inconvenience, loss of business, or annoyance arising from any such repair and reconstruction. If any portion of Rent is abated under this Article 10, Landlord shall have the option to extend the expiration date of this Lease for a period equal to the length of the abated period.

     If the damage results from default or negligence of Tenant, its agents, employees, licensees or invitees, then Tenant shall not be entitled to any abatement or reduction of any Rent or other sums due hereunder and, if the cost to repair such damage is not fully covered by Landlord's insurance, such damage shall be repaired by Tenant, or at Landlord's option by Landlord at Tenant's expense (to the extent Landlord is not reimbursed by insurance). If this Lease is terminated as provided in (c)(ii) above, all Rent shall be apportioned and paid up to the termination date. Landlord shall not be required to repair or replace any furniture, furnishings or other personal property which Tenant may be entitled to remove from the Premises or any property constructed and installed by or for Tenant in the Premises.

     10.02. END OF TERM CASUALTY. Notwithstanding anything to the contrary in this Article 10, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises or the Project when the damage resulting from any casualty covered under this Article 10 occurs during the last eighteen
(18) months of the Term or any extension thereof.


                                      ARTICLE 11
                                      ==========

     11.01. CONDEMNATION. If all or substantially all of the Premises shall be taken by virtue of eminent domain or for any public or quasi-public use or purpose, this Lease and the estate hereby granted shall terminate on the date the condemning authority takes possession. If only a part of the Premises is so taken, or if a portion of the Project not including the Premises is taken, this Lease and the estate hereby granted shall, at the election of Landlord, either
(i) terminate on the date the condemning authority takes possession by Landlord's giving notice thereof to Tenant within thirty (30) days after the date of such taking of possession, or (ii) continue in full force and effect as to that part of the Premises not so taken and the Base Rent shall be reduced (from and after the date of such taking of possession) in the proportion that the number of square feet of the Premises so taken, if any, bears to the total number of square feet contained in the Premises.

     11.02. CONDEMNATION AWARD. Landlord shall be entitled to the whole of any and all awards which may be paid or made in connection with any such taking. As long as it does not diminish the amount of Landlord's award hereunder, Tenant shall have the right to assert a claim for and recover from the condemning authority, but not from Landlord, such compensation as may be awarded on account of Tenant's moving and relocation expenses and depreciation to and loss of Tenant's movable personal property.


                                     ARTICLE 12
                                     ==========

     12.01. ACCESS. Without being deemed guilty of an eviction of Tenant and without abatement of Rent, Landlord or its authorized agents shall have the right to enter the Premises, upon reasonable notice, to inspect the Premises, to show the Premises to prospective lenders, purchasers or tenants and to fulfill Landlord's obligations or exercise its rights under this Lease; provided, however, Landlord will show the Premises to prospective tenants only during the last nine (9) months of the term of this Lease. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock the doors to and within the Premises, excluding Tenant's vaults and safes. Landlord shall have the right to use any and all means which Landlord may deem proper to enter the Premises in an emergency without liability therefor.



                                      ARTICLE 13
                                      ==========

     13.01. SUBORDINATION. Provided that Tenant shall have been provided with a Non-Disturbance Agreement in a form reasonably acceptable to Tenant by the applicable Underlying Party (hereafter defined), this Lease is and shall be subject and subordinate to any and all ground or similar leases affecting the Project, all mortgages which may now or hereafter encumber or affect the Project and to all renewals, modifications, consolidations, replacements and extensions of any such leases and/or mortgages; provided, however, that at the option of any Underlying Party (hereinafter defined), this Lease shall be superior to the lease or mortgage of such Underlying Party. The provisions of this Section
13.01 shall be self-operative and shall require no further consent or agreement requested by any such landlord or mortgagee in connection with this Section
13.01. Tenant shall, however, execute promptly any appropriate certificate or instrument evidencing same that Landlord may request. Tenant hereby irrevocably appoints Landlord as Tenant's attorney-in-fact to execute the same. As used in this Lease, the term "Underlying Party" shall mean the holder of the Landlord's interest under any ground or similar lease and/or the mortgagee or purchaser at foreclosure with respect to any mortgage. Tenant agrees that any Underlying Party may unilaterally subordinate its mortgage or lease to this Lease at any time by filing a notice of such subordination in the Official Public Records of Real Property of the County where the Building is located.

     13.02. ATTORNMENT. In the event of the termination of any ground or similar lease affecting the Project or the enforcement by the trustee or the beneficiary under any mortgage or deed of trust of remedies provided by law or by such mortgage or deed of trust, Tenant will, upon request of any person or party succeeding to the interest of Landlord as the result of such termination or enforcement, automatically become the Tenant of such successor in interest without change in the terms or other provisions of this Lease; provided, however, that such successor in interest shall not be bound by (a) any payment of Rent for more than one (1) month in advance, or (b) any amendment or modification of this Lease made without the written consent of such trustee or such beneficiary or such successor in interest. Upon request by any such successor in interest, Tenant shall execute and deliver within ten
(10) days of receipt an instrument or instruments confirming the attornment provided for herein. The failure by Tenant to execute such instrument(s) shall be deemed an event of Default hereunder.


     13.03. QUIET ENJOYMENT. Tenant, upon paying the Rent and keeping and performing all of the conditions and covenants herein contained, shall and may peaceably and quietly enjoy the Premises for the Term, subject to all applicable laws and ordinances, applicable insurance requirements and regulations, and the provisions of this Lease.


                                      ARTICLE 14
                                      ==========

     14.01. ASSIGNMENT. Tenant shall not assign or in any manner transfer this Lease or any estate or interest herein, or sublet the Premises or any part thereof, or grant any license, concession or other right of occupancy of any portion of the Premises without the prior written consent of Landlord. If such proposed sublease or assignment would cover more than one (1) full floor of the Building, then Landlord shall have the option, upon receipt of Tenant's notice to Landlord of its intent to sublet or assign, to cancel this Lease with respect to the portion of the Premises which is the subject of such proposed assignment or sublease as of the date which is fifteen (15) days following the receipt by Landlord of Tenant's intent to sublet or assign. The option of Landlord to cancel this Lease, as provided for above, shall be exercised, if at all, within fifteen (15) days following Landlord's receipt of such written notice, by delivering to Tenant written notice of Landlord's intention to exercise the option to so cancel this Lease. Thereafter, if Landlord elects not to cancel and Tenant desires to enter into an assignment of this Lease or a sublease of the Premises or any portion thereof, Tenant shall give written notice to Landlord of its desire to do so, which notice shall contain (i) the name of the proposed assignee or subtenant, (ii) the nature of the proposed assignee's or subtenant's business to be carried on in the Premises, (iii) the terms and provisions of the proposed assignment or sublease, and (iv) resumes, business plans, references, financial information, and other information as Landlord may reasonably request concerning the proposed assignee or subtenant. Landlord shall give Tenant notice of either its consent or its denial of consent to the proposed assignment or sublease within the same fifteen (15) day period. Landlord shall be deemed to have reasonably withheld its consent to any sublease or assignment if the refusal is based on (i) Landlord's determination (in its sole discretion) that such subtenant or assignee is not of the character or quality of a tenant to whom Landlord would generally lease space of the Building, (ii) the fact that such sublease or assignment is not in form and of substance reasonably satisfactory to Landlord, (iii) such sublease or assignment conflicts in any manner with this Lease, including, but not limited to, the Permitted Use, (iv) the proposed subtenant or assignee is a governmental entity or a medical office, (v) the proposed subtenant's or assignee's business is prohibited by any non-compete clause then affecting the Building, (vi) the character of the business to be conducted within the Premises by the proposed subtenant or assignee is likely to substantially increase the costs of providing Building services, or the burden on parking, existing janitorial services or elevators in the Building, (vii) the sublease or assignment would cause Landlord to breach any recorded covenants or contractural obligations to which the Project or Landlord is subject, or (viii) such subtenant or assignee shall not meet the creditworthiness standards applied by Landlord generally in the selection of tenants for the Building (but taking into consideration the fact that Tenant remains liable under this Lease).

     In the event, however, that such written consent of Landlord is granted, if the rent due and payable by a sublessee under any such permitted sublease (or a combination of the rent payable under such sublease plus any bonus or other consideration therefor or incident thereto) exceeds the hereinabove provided Rent payable under this Lease or if with respect to a permitted assignment, permitted license or other transfer by Tenant permitted by Landlord, the consideration payable to Tenant by the assignee, licensee or other transferee exceeds the Rent payable under this Lease, then Tenant shall be bound and obligated to pay Landlord fifty percent (50%) of all such excess rental and other excess consideration within ten (10) days following receipt thereof by Tenant from such sublessee, assignee, licensee or other transferee, as the case might be. Tenant shall, despite any permitted assignment or sublease, remain directly and primarily liable for the performance of all of the covenants, duties, and obligations of Tenant hereunder and Landlord shall be permitted to enforce the provisions of this Lease against Tenant or any assignee or sublessee without demand upon or proceeding in any way against any other person.

     14.02. CONSENT. Consent by Landlord to a particular assignment or sublease shall not be deemed a consent to any other or subsequent transaction. If this Lease is assigned or if the Premises or any portion thereof are subleased without the permission of Landlord, then Landlord may nevertheless collect rent from the assignee or sublessee and apply the net amount collected to the Rent payable hereunder, but no such transaction or collection of rent or application thereof by Landlord shall be deemed a waiver of any provision hereof or a release of Tenant from the performance by Tenant of its obligations hereunder.

     14.03. TRANSFER BY LANDLORD. In the event of the transfer and assignment by Landlord of its interest in this Lease and in the Project to a person expressly assuming Landlord's obligations under this Lease, Landlord shall thereby be released from any further obligations thereafter accuring hereunder, and Tenant agrees to look solely to such successor in interest of the Landlord for performance of such obligations. Any security given by Tenant to secure performance of Tenant's obligations hereunder may be assigned and transferred by Landlord to such successor in interest, and Landlord shall thereby be discharged of any further obligation relating thereto.


                                      ARTICLE 15
                                      ==========

     15.01. DEFAULT BY TENANT. Each of the following shall constitute a "Default" by Tenant:

     (a) With respect to the first two payments of Rent not made by Tenant when due in any twelve (12) month period, the failure by Tenant to make such payment to Landlord within five (5) days after Landlord gives Tenant written notice specifying that the payment was not made when due. With respect to any other payment of Rent, the failure by Tenant to make such payment of Rent to Landlord when due, no notice of any such failure being required; or

     (b) Tenant shall fail to fulfill or perform, in whole or in part, any of its obligations under this Lease (other than the payment of Rent) and such failure or non-performance shall continue for a period of thirty (30) days after written notice thereof has been given by Landlord to Tenant; provided that if such failure by its nature cannot be cured within such thirty (30) day period, Tenant shall not be in default hereunder so long as Tenant commences curative action within such thirty (30) day period, diligently and continuously pursues the curative action and fully cures the failure within ninety (90) days after Landlord gives such written notice to Tenant; or

     (c) The entry of a decree or order by a court having jurisdiction adjudging Tenant or any guarantor to be bankrupt or insolvent or approving as properly filed a petition seeking reorganization of Tenant or such guarantor under the National Bankruptcy Act, or any other similar applicable Federal or State law, or a decree or order of a court having jurisdiction for the appointment of a receiver or liquidator or a trustee or assignee in bankruptcy or insolvency of Tenant or such guarantor or its property or for the winding up or liquidation of its affairs; or Tenant or any guarantor shall institute proceedings to be adjudicated a voluntary bankruptcy or shall consent to the filing of any bankruptcy, reorganization, receivership or other proceeding against Tenant or such guarantor, or any such proceedings shall be instituted against Tenant or any guarantor and the same shall not be vacated within ninety (90) days after the same are commenced; or

     (d) Tenant shall make an assignment for the benefit of Tenant's creditors or admit in writing Tenant's inability to pay the debts of Tenant generally as they may become due; or

     (e) Intentionally deleted.

     (f) Intentionally deleted.

     (g) Intentionally deleted.

     (h) Intentionally deleted.

     (i) Tenant shall fail to vacate the Premises upon the expiration or termination of this Lease; or

     (j) If Tenant is a corporation or limited partnership, Tenant fails to maintain its right to do business in the State of Texas or fails to pay any applicable annual franchise taxes as and when same become finally due and payable; or


     (k) If Tenant is a corporation or partnership, Tenant dissolves or liquidates.

     15.02.  RIGHTS UPON DEFAULT BY TENANT.

     (a) This Lease and the Term and estate hereby granted and the demise hereby made are subject to the limitation that if and whenever there shall occur any event of Default, as enumerated above, Landlord may, at Landlord's option, without any notice or demand whatsoever (any such notice and demand being expressly waived by Tenant) and without judicial process, in addition to any other remedy or right given hereunder or by law or equity do any one or more of the following:

     (1) Terminate this Lease by written notice to Tenant, in which event Tenant shall immediately surrender possession of the Premises to Landlord;

     (2) Terminate Tenant's right to possession of the Premises under this Lease without terminating the Lease itself, by written notice to Tenant, in which event Tenant shall immediately surrender possession of the Premises to Landlord;

     (3) Enter upon and take possession of the Premises and expel or remove Tenant and any other occupant therefrom, with or without having terminated this Lease;

     (4) Alter locks and other security devices at the Premises so that Tenant will not have access to the Premises with or without having terminated this Lease or Tenant's right to possession under the Lease;

     (5) Apply all or any portion of the Security Deposit to cure such event of Default;

     (6) Any right of Tenant through contract, statute or otherwise to receive notice of Landlord's intent to exercise any of

     Landlord's remedies hereunder is hereby waived by Tenant. Any right of Tenant through contract, statute, or otherwise to cure any Default before Landlord may exercise any of its remedies hereunder is hereby waived by Tenant.

     (7) In the event of any Default described in subsection (b) of Section 15.01, Landlord shall have the right to enter upon the Premises by force if necessary without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any reasonable expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action.

     (b) It is hereby expressly stipulated by Landlord and Tenant that any of the above listed actions including, without limitation, termination of this Lease, termination of Tenant's right to possession, and re-entry by Landlord, will not affect the obligations of Tenant for the unexpired Term of this Lease, including the obligations to pay unaccrued monthly Rent and other charges provided in this Lease for the remaining portion of the Term of the Lease. The following provisions shall override and control any conflicting provisions of
Section 93.002 of the Texas Property Code. If an event of Default occurs, Landlord is entitled and is hereby authorized, without any notice to Tenant whatsoever, to enter upon the Premises by use of a master key, a duplicate key, or other peaceable means, and to change, alter, and/or modify the door locks on all entry doors of the Premises, thereby permanently excluding Tenant, and its officers, principals, agents, employees, and representatives therefrom. In the event that Landlord has either terminated Tenant's right to possession of the Premises pursuant to the foregoing provisions of this Lease, or has terminated the Lease by reason of Tenant's default, Landlord shall not thereafter be obligated to provide Tenant with a key to the Premises at any time; provided, however, that in any such instance, during Landlord's normal business hours and at the convenience of Landlord, and upon the written request of Tenant accompanied by such written waivers and releases as the Landlord may require, Landlord will escort Tenant or its authorized personnel to the Premises to retrieve any personal belongings or other property of Tenant not subject to the Landlord's lien or security interest described in Section 15.07 below. If Landlord elects to exclude Tenant from the Premises without permanently repossessing the Premises or terminating the Lease pursuant to the foregoing provisions of this Lease, then Landlord (at any time prior to actual permanent repossession or termination) shall not be obligated to provide Tenant a key to re-enter the Premises until such time as all delinquent Rent and other amounts due under this Lease have been paid in full (and all other defaults, if any, have been completely cured to Landlord's satisfaction), and Landlord has been given Tenant's recent financial statements and other such assurance reasonably satisfactory to Landlord evidencing Tenant's ability to satisfy its remaining obligations under this Lease. During any such temporary period of exclusion, Landlord will, during Landlord's regular business hours and at Landlord's convenience, upon written request by Tenant accompanied by such waivers and releases as the Landlord may require, escort Tenant or its authorized personnel to the Premises to retrieve personal belongings of Tenant or its employees, and such other property of Tenant as is not subject to the Landlord's lien and security interest described in Section 15.07, below. This remedy of Landlord shall be in addition to, and not in lieu of, any of its other remedies set forth in this Lease, or otherwise available to Landlord at law or in equity.

     (c) Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Premises by Tenant, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Landlord. No such alteration of locks or other security devices and no removal or other exercise of dominion by Landlord over the property of Tenant or others at the Premises shall be deemed unauthorized or constitute a conversion, Tenant hereby consenting, after any event of Default, to the aforesaid exercise of dominion over Tenant's property within the Premises. All claims for damages by reason of such re-entry and/or repossession and/or alteration of locks or other security devices are hereby waived, as are all claims for damages by reason of any distress warrant, forcible detainer proceedings, sequestration proceedings or other legal process.

     Tenant agrees that any re-entry by Landlord may be pursuant to a judgment obtained in forcible detainer proceedings or other legal proceedings or without the necessity for any legal proceedings, as Landlord may elect, and Landlord shall not be liable in trespass or otherwise.

     (d) In the event Landlord elects to terminate this Lease by reason of an event of Default, then notwithstanding such termination, the Tenant shall be liable for and shall pay to the Landlord, at the address specified in Section 1.01(a) above, the sum of all Rent accrued to the date of such termination, plus, as damages, the cost of recovering, reletting and remodeling the Premises, and an amount equal to the total of the Rent provided in this Lease for the remaining portion of the Term of the Lease (had such Term not been terminated by Landlord prior to the Expiration Date stated in Section 3.01), less the reasonable rental value of the Premises for such period, (the undersigned parties here stipulating that such reasonable rental value shall in no event be deemed to exceed 40% of the then present value of the Rent for such period); such amount to be discounted to present value at the rate of six percent (6%) per annum.

      In the event Landlord elects to terminate this Lease by reason of an event of Default, in lieu of exercising the right of Landlord under the preceding paragraph, Landlord may instead hold Tenant liable for all Rent accrued to the date of such termination, plus such Rent as would otherwise have been required to be paid by Tenant to Landlord during the period following termination of the Term measured from the date of such termination by Landlord until the Expiration Date stated in Section 3.01 (had Landlord not elected to terminate the Lease on account of such event of Default) diminished by any net sums thereafter received by Landlord through reletting the Premises during said period (after deducting expenses incurred by Landlord as provided in Section 15.03 hereof). Actions to collect amounts due by Tenant as provided for in this paragraph may be brought from time to time by Landlord during the aforesaid period, on one or more occasions, without the necessity of Landlord's waiting until expiration of such period; and in no event shall Tenant be entitled to any excess of rent obtained by reletting over and above the Rent provided for in this Lease. If Landlord elects to exercise the remedy prescribed in this paragraph, this election shall in no way prejudice Landlord's right at any time hereafter to cancel said election in favor of the remedy prescribed in the preceding paragraph.

     (e) In the event that Landlord elects to repossess the Premises without terminating the Lease, then Tenant shall be liable for and shall pay to Landlord at the address specified in Section 1.01(a) above, all Rent accrued to the date of such repossession, plus Rent required to be paid by Tenant to Landlord during the remainder of the Term until the Expiration Date of the Term as stated in
Section 3.01, diminished by any net sums thereafter received by Landlord through reletting the Premises during said period (after deducting expenses incurred by Landlord as provided in Section 15.03). Actions to collect amounts due by Tenant as provided in this paragraph may be brought from time to time by Landlord during the aforesaid period, on one or more occasions, without the necessity of Landlord's waiting until expiration of the Term and in no event shall Tenant be entitled to any excess of any rent obtained by reletting over and above the Rent provided for in this Lease.

     (f) In the event of termination of the Lease or repossession of the Premises for an event of Default, Landlord shall not have any obligation to relet or attempt to relet the Premises, or any portion thereof, or to collect rental after reletting; and in the event of reletting Landlord may relet the whole or any portion of the Premises for any period, to any tenant and for any use and purpose.

     (g) In the event of a Default in the payment of Rent, Tenant shall in addition to all other sums owed to Landlord, pay to Landlord an amount equal to the dollar amount of all "concessions" provided to Tenant in connection with this Lease, including, but not limited to, rental concessions, above standard tenant improvements, relocation allowances, cash payments and the like. The foregoing shall not, however, act to limit in any manner the damages or remedies to which Landlord may be entitled under this Lease or by law, but shall act only as a reimbursement of such concessions as may have been provided to Tenant as an incentive to enter into this Lease.

     15.03. EXPENSE OF REPOSSESSION. It is further agreed that, in addition to payments required pursuant to Section 15.02 above, Tenant shall compensate Landlord for all reasonable expenses incurred by Landlord in repossession (including among other reasonable expenses, the total amount of any increase in insurance premiums caused by the vacancy of the Premises), all expenses incurred by Landlord in reletting (including among other expenses, repairs, remodeling, replacements, advertisements and brokerage fees), and all losses incurred by Landlord as a direct or indirect result of Tenant's default.

     15.04. CUMULATIVE REMEDIES; WAIVER OR RELEASE. Landlord may restrain or enjoin any breach or threatened breach of any covenant, duty or obligation of Tenant herein contained without the necessity of proving the inadequacy of any legal remedy or irreparable harm. The remedies of Landlord hereunder shall be deemed cumulative and not exclusive of each other. No action, omission or commission by Landlord, including specifically, the failure to exercise any right, remedy or recourse, shall be deemed a waiver or release of the same. A waiver or release shall exist and be effective only as set forth in a written document executed by Landlord, and then only to the extent recited therein. A waiver or release with reference to any one event shall not be construed as continuing as to, or as a bar to, or as a waiver or a release of, any right, remedy or recourse as to any other or subsequent event.

     15.05. ATTORNEYS' FEES. In the event of any legal action or proceeding brought by either party against the other arising out of this Lease, the prevailing party in such action shall be entitled to recover from the non-prevailing party therein reasonable attorneys' fees and costs incurred in such action (including, without limitation, all costs of appeal) and such amount shall be included in any judgment rendered in such proceeding.


     15.06. FINANCIAL STATEMENTS. Tenant warrants and represents that (i) all financial statements, operating statements or other financial data at any time given to Landlord by or on behalf of Tenant and any guarantor are, or will be, as of their respective dates, true and correct in all material respects and do not (or will not) omit any material liability, direct or contingent; and (ii) there have been no material changes between the respective dates thereof and the date of this Lease in any such financial statements, operating statements or other financial data given to Landlord prior to the date hereof by or on behalf of Tenant or any guarantor. A breach of any of the foregoing warranties or representations shall, at the election of Landlord, be deemed a Default hereunder.

     15.07.  LANDLORD'S CONTRACTUAL SECURITY INTEREST.  Intentionally deleted.

     15.08.  USE AND  STORAGE OF PERSONAL PROPERTY.  Intentionally deleted.

     15.09. DEFAULT BY LANDLORD. Landlord shall be in default under this Lease if Landlord fails to perform any of its obligations hereunder and said failure continues for a period of thirty (30) days after Tenant delivers written notice thereof to Landlord (to each of the addresses required by this Section) and each mortgagee who has a lien against any portion of the Property and whose name and address has been provided to Tenant, provided that if such failure cannot reasonably be cured within said thirty (30) day period, Landlord shall not be in default hereunder if the curative action is commenced within said thirty (30) day period and is thereafter diligently pursued until cured. Any notice of a failure to perform by Landlord shall be sent to Landlord at the addresses and to the attention of the parties set forth in Section 1.01(a). Any notice of a failure to perform by Landlord not sent to Landlord at all addresses and/or to the attention of all parties required under this Section and to each mortgagee who is entitled to notice or not sent in compliance with Section 17.05 below shall be of no force or effect.

                                      ARTICLE 16
                                      ==========

     16.01. HAZARDOUS WASTE. Tenant hereby represents and warrants to Landlord the following:

     (a) No toxic or hazardous substances or wastes, pollutants or contaminants (including, without limitation, asbestos, urea formaldehyde, the group of organic compounds known as polychlorinated biphenyls, petroleum products including gasoline, fuel oil, crude oil and various constituents of such products, radon, and any hazardous substance as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 USC 9601-9657, as amended ("CERCLA") (collectively, "Environmental Pollutants") will be generated, treated, stored, released or disposed of, or otherwise placed, deposited in or located on the Premises or Project by Tenant or any of the employees, officers, contractors, agents, guests or invitees, and no activity shall be undertaken on the Premises or Project that would cause or contribute to
(i) the Premises to become a generation, treatment, storage or disposal facility within the meaning of, or otherwise bring the Premises within the ambit of the Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 USC 6901 et. seq., or any similar state law or local ordinance, (ii) a release or threatened release of toxic or hazardous wastes or substances, pollutants or contaminants, from the Premises or Project within the meaning of, or otherwise result in liability in connection with the Premises within the ambit of CERCLA, or any similar state law or local ordinance, or (iii) the discharge of pollutants or effluents into any water source or system, the dredging or filling of any waters, or the discharge into the air of any emissions, that would require a permit under the Federal Water Pollution Control Act, 33 USC 1251 et. seq., or the Clean Air Act, 42 USC 7401 et. seq. or any similar state law or local ordinance.

     (b) Tenant agrees to indemnify and hold Landlord harmless from and against and to reimburse Landlord with respect to, any and all claims, demands, causes of action, loss, damage, liabilities, costs and expenses (including reasonable attorneys' fees and court costs) of any and every kind or character, known or unknown, fixed or contingent, asserted against or incurred by Landlord at any time and from time to time by reason of or arising out of the breach of any representation or warranty contained in Section 16.01(a) above. Landlord shall have the right at Tenant's expense to periodically inspect, take samples for testing and otherwise investigate the Premises for the presence of hazardous or toxic materials.

     (c) Landlord agrees to hold and indemnify Tenant harmless from and against any and all claims, demands, causes of action, loss, damage, liabilities, costs and expenses (including reasonable attorneys' fees and court costs) of any kind or character, known or unknown, fixed or contingent, asserted against or incurred by Tenant as a result of any Environmental Pollutants being generated, treated, stored, released or disposed of, or otherwise placed, deposited in or located on the Premises or Project by Landlord or any of its employees, officers, contractors, agents, guests or invitees.

     (d) All representations and warranties contained in this Article 16 shall survive the expiration or termination of this Lease.

                                      ARTICLE 17
                                      ==========

     17.01.  SUBSTITUTE PREMISES.  Intentionally deleted.

     17.02. ESTOPPEL LETTERS. Tenant agrees, periodically, to execute and acknowledge, within twenty (20) business days after Landlord's request, a certificate stating whether this Lease is in full force and effect, whether any amendments or modifications exist, whether there are any defaults hereunder, and any such other related information as may be requested. Any such certificate may be relied upon by any ground lessor, prospective purchaser, secured party, mortgagee or any beneficiary under any mortgage, deed of trust on the Building or the Land or any part thereof or interest of Landlord therein.

     17.03. HOLDOVER. If Tenant shall remain in possession of the Premises after the expiration or earlier termination of this Lease, Tenant will be deemed to be a tenant at sufferance and shall be subject to immediate eviction and removal and shall pay for each month or partial month of holdover period as rent an amount equal to one hundred fifty percent (150%) of the prevailing then actual Base Rent for the Premises on the date of such expiration or termination. The remaining in possession by Tenant or the acceptance by Landlord of the payment of said rent shall not be construed as an extension or renewal of this Lease unless extended by Landlord pursuant to the preceding sentence. The rental payable to Landlord under this Section shall not be deemed to be in lieu of any damages or other remedy to which Landlord may be entitled by virtue of Tenant's holding over. Tenant shall pay to Landlord all damages sustained by Landlord as a result of Tenant's holding over and shall additionally indemnify Landlord against all claims for damages by any other tenant to whom Landlord may have leased all or any part of the Premises effective upon the termination of this Lease.

     17.04. SURRENDER. Upon the expiration or earlier termination of the Lease or upon the exercise by Landlord of its right to re-enter the Premises without termination of this Lease, Tenant shall peacefully quit and surrender the Premises in good order and condition, excepting ordinary wear and tear, but subject to Sections 8.01 and 8.02 hereof.

     17.05. NOTICE. Any notice or communication required or permitted in this Lease shall be given in writing, sent by (i) personal delivery, (ii) expedited delivery service with proof of delivery, (iii) United States registered or certified mail, return receipt requested or (iv) prepaid telegram (provided that such telegram is confirmed by expedited delivery service or by mail in the manner previously described), addressed as provided in Section 1.01(a) or to such other address or to the attention of such other person as shall be designated from time to time in writing by the applicable party and sent in accordance herewith. Notice also may be given by telex or fax, provided each such transmission is confirmed (and such confirmation is supported by documented evidence) as received and further provided a telex or fax number, as the case may be, is set forth in Section 1.01(a). Any such notice or communication shall be deemed to have been delivered, whether actually received or not, when deposited in the US Mail, postage paid, certified or return receipt requested at the address and in the manner provided herein, or any such notice or communication shall have been deemed to have been given as of the date so delivered and actually received at the address and in the manner provided herein in the case of personal delivery, telegram, telex or fax.

     17.06. RULES AND REGULATIONS. Tenant, as well as any assignee or sublessee approved by Landlord, will comply with the Rules and Regulations of the Project adopted by Landlord, which are set forth in Exhibit "C" attached hereto and made a part hereof for all purposes. Landlord shall have the right to change such Rules and Regulations or to amend them in any reasonable manner for the safety, care and cleanliness of the Project, and the Premises, and for preservation of good order therein, all of which changes and amendments will be sent by Landlord to Tenant in writing and shall be thereafter binding upon, carried out and observed by Tenant. Tenant shall further be responsible for the compliance with such Rules and Regulations by the employees, servants, agents and invitees of Tenant.

     17.07. LANDLORD'S LIABILITY. Tenant is granted no contractual right of termination by this Lease. If Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the right, title and interest of Landlord in the Property as the same may then be encumbered and Landlord shall not be liable for any deficiency, it being agreed that Landlord shall never be personally liable for any such judgment. If Landlord is found to be in default hereunder by reason of its failure to give a consent that it is required to give hereunder, Tenant's sole remedy will be an action for specific performance or injunction. The foregoing sentence shall in no event be construed as mandatorily requiring Landlord to give consents under this Lease. In no event shall Landlord be liable to Tenant for consequential or special damages by reason of a failure to perform (or a default) by Landlord hereunder or otherwise. In no event shall Tenant have the right to levy execution against any property of Landlord other than its interest in the Property as hereinbefore expressly provided.

     Notwithstanding the foregoing, unless caused by Landlord's gross negligence or willful misconduct, Landlord shall not be liable to Tenant for any claims, actions, demands, costs, expenses, damage or liability of any kind (i) arising out of the use, occupancy or enjoyment of the Premises by Tenant or any person therein or holding under Tenant or by or through the acts or omissions of any of their respective employees, officers, agents, invitees or contractors, (ii) caused by or arising out of fire, explosion, falling sheetrock, gas, electricity, water, rain, snow or dampness, or leaks in any part of the Premises, (iii) caused by or arising out of damage to the roof, pipes, appliances or plumbing works or any damage to or malfunction of heating, ventilation or air conditioning equipment or (iv) caused by tenants or any persons either in the Premises or elsewhere in the Building (other than Common Areas) or by occupants of property adjacent to the Building or Common Areas or by the public or by the construction of any private, public or quasi-public work. In no event shall Landlord be liable to Tenant for any loss of or damage to property of Tenant or of others located in the Premises or the Building by reason of theft or burglary.


     17.08. WAIVER OF CONSUMER RIGHTS. Tenant hereby waives its rights under the Texas Deceptive Trade Practices - Consumer Protection Act, Section 17.41 ET. SEQ. of the Texas Business and Commerce Code, a law that gives consumers special rights and protections. After consultation with an attorney/legal counsel of its own selection, Tenant voluntarily consents to this waiver. Tenant covenants and warrants that such attorney/legal counsel was not directly or indirectly identified, suggested or selected by Landlord or agent of Landlord.



     17.09. AMERICANS WITH DISABILITIES ACT AND TEXAS ARCHITECTURAL BARRIERS ACT. Tenant agrees to cause the Premises to comply with all requirements of the Americans with Disabilities Act (Public Law (July 26, 1990)) and the Texas Architectural Barriers Act (Article 9102, Tex. Rev. Civ. St. (1991)) and any other similar federal, state or local laws applicable to the Premises (herein, collectively, the "Disability Acts"). Tenant acknowledges that it will be wholly responsible for any accommodations or alterations which need to be made to the Premises to accommodate disabled employees, customers and invitees of Tenant. No provision in this Lease should be construed in any manner as permitting, consenting to or authorizing Tenant to violate requirements under any of the Disability Acts and any provision of the Lease which could arguably be construed as authorizing a violation of any of the Disability Acts shall be interpreted in a manner which permits compliance with such Disability Acts and is hereby amended to permit such compliance. Landlord shall be responsible for causing all other areas of the Project (exclusive of the Premises and premises occupied by other tenants of the Building) to comply with the Disability Acts.

     17.10. INABILITY TO PERFORM. If, by reason of inability reasonably to obtain and utilize labor, materials, equipment, or supplies, or by reason of circumstances directly or indirectly the result of any state of war or national or local emergency, or by reason of any laws, rules, orders, regulations, action, non-action, or requirements of any governmental authority now or hereafter in force, or by reason of strikes or riots, or by reason of accidents in, damage to, or the making of repairs, replacements, or improvements to the Project or the Premises, or any of the equipment of either, or by the reason of any other cause beyond the reasonable control of Landlord ("force majeure"), Landlord shall be unable to perform or shall be delayed in the performance of any obligation hereunder, then this Lease and the obligation of Tenant to pay the Base Rent or additional items of Rent and to perform and comply with all of the other covenants and agreements hereunder shall in no manner be affected or impaired, and such nonperformance or delay in performance by Landlord shall not give rise to any claim against Landlord for damages or constitute a total or partial eviction, constructive or otherwise. Landlord shall exercise due diligence in undertaking to remedy such inability to perform or delay in performance with all reasonable dispatch, but shall not be required to adjust a labor dispute against its will.

     17.11. TENANT AUTHORIZATION. If Tenant signs as a corporation, each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant is a duly organized and existing corporation, that Tenant has and is qualified to do business in Texas, that the corporation has full right and authority to enter into this Lease, and that all persons signing on behalf of the corporation were authorized to do so by appropriate corporate actions. If Tenant is a general partnership, limited partnership, trust, or other legal entity, each individual executing this Lease on behalf of said entity represents and warrants that he or she is duly authorized to execute this Lease on behalf of such entity and in accordance with such entity's governing instruments, and that this Lease is binding upon such entity. Upon the Landlord's request, Tenant shall furnish Landlord with proper proof of due authorization for Tenant's execution of this Lease as Landlord shall require.

     17.12. BROKER. Tenant warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the broker named in of Section 1.01 (n) ("Broker") and that it knows of no other real estate brokers or agents who are or might be entitled to a commission in connection with this Lease. Furthermore, Tenant warrants and agrees that Tenant shall deal with no real estate broker other than Broker in connection with any renewal of this lease or expansion of the Premises. Accordingly, Tenant agrees to indemnify and hold harmless Landlord from and against any liability or claim, whether meritorious or not, arising with respect to brokers and/or agents other than Broker, either in connection with the initial term of this Lease or with respect to any renewal of this lease or expansion of the Premises. Landlord has agreed to pay the fees of Broker (but only Broker) named in Section 1.01(n) to the extent that Landlord has agreed to do so pursuant to a written agreement with such Broker, a copy of which is attached hereto as Exhibit "J".

     17.13. MEMORANDUM OF LEASE. Without the prior written consent of Landlord (which may be granted or withheld in Landlord's sole discretion), Tenant shall not record this Lease or a memorandum or other instrument with respect to this Lease.

     17.14. PARKING. "Exhibit "F" attached hereto, sets forth the agreements between Landlord and Tenant relating to the parking garage. The parking areas for the garage and for surface parking shall be designated for automobile parking on a first come, first serve non-exclusive basis for all Property tenants (including Tenant) and their respective employees, customers, invitees and visitors. Parking and delivery areas for all vehicles shall be in accordance with parking regulations established from time to time by Landlord, with which Tenant agrees to conform. Tenant shall only permit parking of automobiles by its employees, customers and agents in appropriate designated parking areas. Tenant covenants that at all times during the term of this Lease Tenant shall not use in excess of four (4) garage and surface parking spaces for each one thousand (1,000) square feet in the Premises for Tenant's employees, visitors and invitees.

     17.15. OTHER TAXES. Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant on the Premises. If such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same, or if the assessed value of the Project is increased by the inclusion of personal property, furniture or fixtures, placed by Tenant on the Premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand, that part of such taxes for which Tenant is primarily liable hereunder, together with interest thereon until paid at the Default Interest Rate set forth in Section 4.02 hereof. Tenant shall be liable for any and all sales, use or other taxes levied in connection with the Premises and Tenant's parking.

     17.16. JOINT AND SEVERAL LIABILITY. If there is more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. If there is a guarantor of the obligations hereunder imposed upon Tenant, there shall be a joint and several obligation of Tenant and such guarantor, and Landlord shall not be required to first proceed against Tenant before proceeding against such guarantor, nor shall any such guarantor be released from its guaranty for any reason whatsoever.

     17.17. ACCEPTANCE BY LANDLORD. The acceptance by Landlord as evidenced by the execution of this Lease by its duly authorized representative is subject to the condition precedent of obtaining written approval of the terms and provisions of this Lease by any financial institution possessing the right to approve the form and content of each lease at the Building. In the event Landlord is unable to obtain the required written approval from any financial institution, this Lease shall become null and void ab initio and shall have no further legal force and effect.

     17.18. TIME OF ESSENCE. Time is of the essence of this Lease and all of its provisions in which performance is a factor.

     17.19. ENTIRE AGREEMENT. This Lease, including the Exhibits attached hereto (which Exhibits are hereby incorporated herein and shall constitute a portion hereof), contains the entire agreement between Landlord and Tenant with respect to the subject matter hereof.

     17.20. AMENDMENT. Any agreement hereafter made between Landlord and Tenant shall be ineffective to modify, release or otherwise affect this Lease, in whole or in part, unless such agreement is in writing and signed by the party to be bound thereby.

     17.21. SEVERABILITY. If any term or provision of this Lease shall, to any extent, be held invalid or unenforceable by a final judgment of a court of competent jurisdiction, the remainder of this Lease shall not be affected thereby.

     17.22. SUCCESSORS. Subject to the limitations and conditions set forth elsewhere herein, this Lease shall bind and inure to the benefit of the respective heirs, legal representatives, successors, and assigns of the parties hereto. All rights, powers, privileges, immunities, and duties of Landlord under this Lease, including, but not limited to, any notices required or permitted to be delivered by Landlord to Tenant hereunder, may, at Landlord's option, be exercised or performed by Landlord's agent or attorney.

     17.23. CAPTIONS. The captions in this Lease are inserted only as a matter of convenience and for reference only and they in no way define, limit, or describe the scope of this Lease or the intent of any provisions hereof.

     17.24. NUMBER AND GENDER. All genders used in this Lease shall include the other genders, the singular shall include the plural, and the plural shall include the singular, whenever and as often as may be appropriate.

     17.25. GOVERNING LAW. This Lease shall be governed by and construed in accordance with the laws of the State of Texas.

     17.26. RIGHTS RESERVED TO LANDLORD. Landlord, in addition to all other rights which it may possess, hereby expressly reserves the following rights exercisable from time to time without notice and without liability to Tenant for damage or injury to property, person or business and without effecting an eviction or disturbance of Tenant's use or possession or giving rise to any claim for setoff or abatement of Rent or affecting any of Tenant's obligations under this Lease:

     (a) To change the name or street address of the Building (in which event Landlord shall reimburse Tenant for reasonable costs of replacing stationery and business cards).

     (b) Subject to Rider 3, to install and maintain signs on the exterior and interior of the Building, except in the Premises.

     (c) To prescribe the location and style of the suite number and identification sign or lettering for the Premises occupied by Tenant.

     (d) To retain at all times, and to use in appropriate instances, pass keys to the leased Premises occupied by Tenant.

     (e) To grant to anyone the right to conduct any commercially reasonable business or render any service in the Building, whether or not it is the same as or similar to the use expressly permitted to Tenant by Section 1.01(e) hereof.

     (f) To exhibit the leased Premises during the last nine (9) months of the Term at reasonable hours, and upon reasonable notice to Tenant, and to decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy at any time after Tenant vacates or abandons the Leased Premises.

     (g) To have access for Landlord to any mail chutes according to the rules of the United States Postal Service.

     (h) To require all persons entering or leaving the Building during such hours as Landlord may from time to time reasonably determine to identify themselves to watchmen (by registration or otherwise), and to establish their right to enter or leave in accordance with the provisions of the applicable Building Rules and Regulations. Landlord shall not be liable in damages for any error with respect to admission to or eviction or exclusion from the Building of any person. In case of fire, invasion, insurrection, mob, riot, civil disorder, public excitement, hazardous condition or other commotion, or the threat thereof, Landlord reserves the right to limit or prevent access to the Building during the continuance of the same, shut down elevator service, activate elevator emergency controls, or otherwise take such action or preventive measures deemed necessary by Landlord for the safety of tenants or other occupants of the Building or the protection of the Building and the property in the Building. Tenant agrees to fully cooperate in any reasonable safety program developed by Landlord.

     (i) To control and prevent access to common areas and other non-general public areas pursuant to the provisions of the applicable Building Rules and Regulations.

     (j) Provided that reasonable access to the Premises shall be maintained and the business of Tenant shall not be unreasonably interfered with or disrupted unreasonably, Landlord reserves the right to relocate, enlarge, reduce or change lobbies, exits or entrances in or to the Building and to decorate and to make, at Landlord's own expense (except to the extent same constitutes Operating Expenses), repairs, alterations, additions and improvements, structural or otherwise, in or to the Building or any part thereof, and any adjacent building, land, street or alley, including for the purpose of connection with or entrance into or use of the Building in conjunction with any adjoining or adjacent building or buildings, now existing or hereafter constructed, and may for such purposes erect scaffolding and other structures reasonably required by the character of the work to be performed, and during such operations may enter upon the Premises and take into and upon or through any part of the Building, including the Premises, all materials that may be required to make such repairs, alterations, improvements or additions, and in that connection Landlord may temporarily close public entry ways, other public spaces, stairways or corridors and interrupt or temporarily suspend any services or facilities agreed to be furnished by Landlord, all without the same constituting an eviction of Tenant in whole or in part and without abatement of Rent by reason of loss or interruption of the business of Tenant or otherwise and without in any manner rendering Landlord liable for damages or relieving Tenant from the performance of any of Tenant's obligations under this Lease. Landlord may at its option make any repairs, alterations, improvements and additions in and about the Building and the Premises during ordinary business hours and if Tenant desires to have such work done during other than business hours and Landlord consents to such change,

Tenant shall pay all overtime and additional expenses resulting therefrom.

     (k) To designate and approve, prior to installation, all types of window shades, blinds, drapes, awnings, and similar equipment, and to control all internal lighting that may be visible from the exterior of the Building.

     (l)  Intentionally deleted.

     17.27     VISIBLE AREAS CLAUSE.   Tenant agrees to keep any visible portion
of the Premises (the "Visible Area") in a neat, clean and attractive condition at all times. Tenant shall cause the walls in the Visible Area to be painted or covered with wall coverings, and the interior of the Visible Area shall be tastefully furnished, as determined by Landlord in its sole and absolute discretion. All paint, wall coverings, signs, artwork, floor materials, floor coverings, furniture and other articles in the Visible Area and the arrangement, style, color and appearance thereof, and any changes thereto shall be approved in advance of installation by Landlord, in its sole and absolute discretion. Landlord reserves the right to require Tenant to correct any non-conformity with the provisions of this paragraph and Tenant agrees that any failure to comply with the provisions of this paragraph shall constitute a major event of Default under the Lease entitling Landlord to exercise any of its remedies pursuant to the other provisions of this Lease, at law or in equity.


     17.28     NO PRESUMPTION AGAINST DRAFTER.    Landlord and Tenant
understand, agree and acknowledge that: (i) this Lease has been freely negotiated by both parties; and (ii) that in any controversy, dispute, or contest over the meaning, interpretation, validity, or enforceability of this Lease or any of its terms or conditions, there shall be no inference, presumption or conclusion drawn whatsoever against either party by virtue of that party having drafted this Lease or any portion thereof.

     17.29 EXAMINATION OF LEASE. Submission by Landlord of this instrument to Tenant for examination or signature does not constitute a reservation of or option for lease. This Lease will be effective as a lease or otherwise only upon execution by and delivery to both Landlord and Tenant.

     17.30 DEFINED TERMS AND MARGINAL HEADINGS. The words "Landlord" and "Tenant" as used herein shall include the plural as well as singular. If more than one person is named as Tenant, the obligations of such persons are joint and several. The headings and titles to the articles, sections and subsections of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part of this Lease.

     17.31 NO REPRESENTATIONS. LANDLORD AND LANDLORD'S AGENTS HAVE MADE NO WARRANTIES, REPRESENTATIONS OR PROMISES (EXPRESS OR IMPLIED) WITH RESPECT TO THE PREMISES, THE BUILDING OR ANY OTHER PART OF THE PROPERTY (INCLUDING, WITHOUT LIMITATION, THE CONDITION, USE OR SUITABILITY OF THE PREMISES, THE BUILDING OR THE PROPERTY), EXCEPT AS HEREIN EXPRESSLY SET FORTH AND NO RIGHTS, EASEMENTS OR LICENSES ARE ACQUIRED BY TENANT BY IMPLICATION OR OTHERWISE EXCEPT AS EXPRESSLY SET FORTH IN THE PROVISIONS OF THIS LEASE.

     17.32 NO LIGHT, AIR OR VIEW EASEMENT. Any diminution or shutting off of light, air or view by any structure which may be erected on the Project or lands adjacent to the Project shall in no way affect this Lease or impose any liability on Landlord (even if Landlord is the adjacent land owner).

     17.33 SURVIVAL OF INDEMNITIES. Each indemnity agreement and hold harmless agreement contained herein shall survive the expiration or termination of this Lease.



IN WITNESS WHEREOF, Landlord and Tenant have respectively executed this Lease as of the day and year first above written.

LANDLORD: Granite Tower, Ltd.        TENANT: Carreker-Antinori, Inc.

By: Granite Properties, Inc.
Its: General Partner



By:                                  By:
      ---------------------------          -----------------------------
Name:     Jim Kirchhoff              Name:
      ---------------------------          -----------------------------
Title:    Director of Marketing      Title:
      ---------------------------          -----------------------------

                                    EXHIBIT "A"

                                    FLOOR PLAN
                                    PAGE 1 OF 2

                                    EXHIBIT "A"

                                    FLOOR PLAN
                                    Page 2 of 2

                                 EXHIBIT "B"

                              LEGAL DESCRIPTION


Lot 1-R, Block A Granite Tower at the Centre, City of Farmers Branch, County of
                            Dallas, State of Texas.

                                    EXHIBIT "C"

                               RULES AND REGULATIONS

     1. The sidewalks, walks, plaza entries, corridors, concourses, ramps, staircases, escalators and elevators of the Project shall not be obstructed or used by Tenant, or the employees, agents, servants, visitors or licenses of Tenant for any purpose other than ingress and egress to and from the Premises. No bicycle or motorcycle shall be brought into the Building or kept on the Premises without the prior written consent of Landlord.

     2. No freight, furniture or bulky matter of any description will be received into the Project or carried into the elevators except in such a manner, during such hours and using such elevators and passageways as may be approved by Landlord, and then only upon having been scheduled in advance. Any hand trucks, carryalls, or similar equipment used for the delivery or receipt of merchandise or equipment shall be equipped with rubber tires, side guards and such other safeguards as Landlord shall require.

     3. Landlord shall have the right to prescribe the weight, position and manner of installation of safes or other heavy equipment which shall, if considered necessary by Landlord, be installed in a manner which shall insure satisfactory weight distribution. All damage done to the Project by reason of a safe or any other article of Tenant's office equipment being on the Premises shall be repaired at the expense of Tenant. The time, routing and manner of moving safes or other heavy equipment shall be subject to prior approval by Landlord.

     4. Only persons authorized by Landlord will be permitted to furnish newspapers, ice, drinking water, towels, barbering, shoe shining, janitorial services, floor polishing and other similar services and concessions to Tenant, and only at hours and under regulations fixed by Landlord.

     5. Tenant, or the employees, agents, servants, visitors or licensees of Tenant, shall not at any time leave, place or discard any rubbish, paper, articles or objects of any kind whatsoever outside the doors of the Premises or in the corridors, stairways or passageways of the Project.

     6. Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the Project or its desirability for offices and, upon written notice from Landlord, Tenant will refrain from or discontinue such advertising.

     7. Tenant shall not place, or cause or allow to be placed, any sign, placard, picture, advertisement, notice or lettering whatsoever, in, about or on the exterior of the Premises, Building or Project except in and at such places
as may be designated by Landlord and consented to by Landlord in writing.   Any
such sign, placard, advertisement, picture, notice or lettering so placed may be removed by Landlord without notice to and at the expense of Tenant. All lettering and graphics on corridor doors shall conform to the Building Standard prescribed by Landlord. No trademark shall be displayed in any event.

     8. Canvassing, soliciting or peddling in the Building and/or Project is prohibited, and Tenant shall cooperate to prevent same.

     9. Landlord shall have the right to exclude any person from the Project other than during customary business hours as set forth in the Lease, and any person in the Project will be subject to identification by employees and agents of Landlord. All persons in or entering the Project shall be required to comply with the security policies of the Project. If Tenant desires any additional security service for the Premises, Tenant shall have the right (with the advance written consent of Landlord) to obtain such additional service at Tenant's sole cost and expense. Tenant shall keep doors to unattended areas locked and shall otherwise exercise reasonable precautions to protect property from theft, loss or damage. Landlord shall not be responsible for the theft, loss or damage of any property or for any error with regard to the exclusion from or admission to the Project of any person. In case of invasion, mob, riot or public excitement, Landlord reserves the right to prevent access to the Project during the continuance of same by closing the doors or taking other measures for the safety of the tenants and protection of the Project and property or persons therein.

     10. Only workmen employed, designated or approved by Landlord may be employed for repairs, installations, alterations, painting, material moving and other similar work that may be done in or on the Premises. Tenant will refer all contractors, contractor's representatives and installation technicians rendering any service on or to the Premises for Tenant to Landlord for Landlord's approval and supervision before performance of any contractual service. This provision shall apply to all work performed in the Building including installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings equipment or any other physical portion of the Building.

     11. Tenant shall not do any cooking except on the tenth (10th) floor, provided however, such use shall be separately vented to outside air (other than warming in a microwave oven) or conduct any restaurant, luncheonette, automat or cafeteria for the sale or service of food or beverages to its employees or to others, or permit the delivery of any food or beverage to the Premises, except by such persons delivering the same as shall be approved by Landlord and only under regulations fixed by Landlord. Tenant may, however, operate a coffee bar by and for its employees.

     12. Tenant shall not bring or permit to be brought or kept in or on the Premises or Project any inflammable, combustible, corrosive, caustic, poisonous, or explosive substance, or cause or permit any odors to permeate in or emanate from the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Project by reason of light, radiation, magnetism, noise, odors and/or vibrations, or interfere in any way with other tenants or those having business in the Project.

     13. Tenant shall not mark, paint, drill into (with the exception of installing white boards), or in any way deface any part of the Project or the Premises. No boring, driving of nails or screws, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. Tenant shall not install any resilient tile or similar floor covering in the Premises except with the prior approval of Landlord. The use of cement or other similar adhesive material is expressly prohibited.

     14. Landlord shall furnish two keys for each lock on exterior doors to the Premises and shall, on Tenant's request and at Tenant's expense, provide additional duplicate keys. Tenant shall not make duplicate keys. All keys shall be returned to Landlord upon the termination of this Lease, and Tenant shall give to Landlord explanations of the combinations of all safes, vaults and combination locks remaining with the Premises. Landlord may at all times keep a pass key to the Premises. All entrance doors to the Premises shall be left closed at all times and left locked when the Premises are not in use. Landlord agrees to furnish to Tenant, at Landlord's expense, one hundred eighty five
(185) CardKeys for access to the Building during such times as the Building is not open to the public. Upon written request from Tenant, or other parties authorized by Tenant, Landlord will furnish additional CardKeys to Tenant at Tenant's expense. Should any CardKeys be lost or stolen, Tenant will immediately notify Landlord and Landlord will issue replacement CardKeys with a different computer code number. Such replacement CardKeys will be at Tenant's expense.

     15. Tenant shall give immediate notice to Landlord in case of theft, unauthorized solicitation or accident in the Premises or in the Project or of defects therein or in any fixtures or equipment, or of any known emergency in the Project.

     16. Tenant shall not use the Premises or permit the Premises to be used for photographic, multilith or multigraph reproductions, except in connection with its own business and not as a service for others without Landlord's prior permission.

     17. Tenant shall not use or permit any portion of the Premises to be used as an office for a public stenographer or typist, offset printing, the sale of liquor or tobacco, a barber or manicure shop, an employment bureau, a labor union office, a doctor's or dentist's office, a dance or music studio, any type of school, or for any use other than those specifically granted in this Lease.

     18. Tenant shall not advertise for laborers giving the Premises as an address, nor pay such laborers at a location in the Premises.

     19. The requirements of Tenant will be attended to only upon application of Landlord in the Building or at such other address as may be designated by Landlord in the Lease. Employees of Landlord shall not perform any work or do anything outside of their regular duties, unless under special instructions from the office of Landlord.

     20. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Business machines and mechanical and electrical equipment belonging to Tenant which cause noise, vibration, electrical or magnetic interference, or any other nuisance that may be transmitted to the structure or other portions of the Project or to the Premises to such a degree as to be objectionable to Landlord or which interfere with the use or enjoyment by other tenants of their premises or the public portions of the Project shall be placed and maintained by Tenant, at Tenant's expense, in settings of cork, rubber, spring type, or other vibration eliminators sufficient to eliminate noise or vibration.

     21. No awning, draperies, shutters or other interior or exterior window coverings that are visible from the exterior of the Building or from the exterior of the Premises within the Building may be installed by Tenant.

     22. Tenant shall not place, install or operate within the Premises or any other part of the Project any engine, stove, or machinery, or conduct mechanical operations therein, without the written consent of Landlord.

     23. No portion of the Premises or any part of the Project shall at any time be used or occupied as sleeping or lodging quarters.

     24.  Tenant shall at all times keep the Premises neat and orderly.

     25. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who or whose employees or invitees shall have caused it.

     26. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the Rules and Regulations of the Project.



     27. Normal business hours shall be deemed to be 7:00 a.m. through 7:00 p.m. on weekdays and 8:00 a.m. through 1:00 p.m. on Saturdays, exclusive of holidays. Holidays shall, for purposes of this Lease, be deemed to be New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and any other holidays commonly observed by landlords of comparable buildings in the market area of the Project.


     28. Landlord reserves the right, without the approval of Tenant, to rescind, add to and amend any rules or regulations, to add new rules and regulations, and to waive any rules or regulations with respect to any tenant or tenants.

     29. Tenant shall use no other method of heating or cooling than that supplied by Landlord.


     30.  Tenant shall comply with all local and federal codes and ordinances.

     31. Tenant and its agents, employees and invitees shall observe and comply with the driving and parking signs and markers on the Project grounds and surrounding areas.

     32. No animals or birds shall be brought to or kept in or about the Project.

                                     EXHIBIT "D"

                                     WORK LETTER

                                   EXHIBIT   D-1

                            BUILDING SHELL IMPROVEMENTS



Landlord shall, at Landlord's expense, furnish and install the following building standard improvements in accordance with all applicable governmental laws and regulations as follows:

1.   Building standard ceiling grid (2 x 4).

2. Building standard parabolic light fixtures (up to one fixture per 80 usable square feet).

3.   Building standard ceiling tile.

4.   Building standard horizontal mini blinds on all perimeter windows.

5. Building standard sprinkler system. Tenant to pay for height adjustment and relocation/additions if required by code.

6.   Building standard air conditioning main ducts up to and including variable
     air volume (VAV) and fan-powered mixing boxes.   Tenant to pay for all
     ducts and devices downstream from main boxes (i.e. flexible ducts, diffusers, return-air grills, etc.).

                                     EXHIBIT "E"

                                      FORM OF

                          ACCEPTANCE OF PREMISES MEMORANDUM



This Acceptance of Premises Memorandum is being executed pursuant to that certain Lease Agreement (the "Lease') dated the __________________ day of _______________________________, 1999 between GRANITE TOWER, LTD.
("Landlord") and CARREKER-ANTINORI, INC. ("Tenant"), pursuant to which Landlord leased to Tenant and Tenant leased from Landlord certain space in the office building located at 4055 VALLEY VIEW LANE in DALLAS, Texas (the "Building"). Landlord and Tenant hereby agree that:

1. Landlord has fully completed all construction work required of Landlord under the terms of the Lease and the Work Letter attached thereto.

2. The Premises are tenantable, Landlord has no further obligation for construction and Tenant acknowledges that the Building, the Premises and Tenant's Improvements are satisfactory in all respects, and are suitable for the Permitted Use.

3. The Commencement Date of the Lease is the ________________________ day of ________________________________________, 1999. If the date set forth in
     Section 1.01(g)of the Lease is different than the date set forth in the preceding sentence, then Section 1.01(g) of the Lease is hereby amended to be the Commencement Date set forth in the preceding sentence.

4. The Expiration Date of the Lease is the ____________________________ day of _______________________________________________ 2010. If the date set forth in Section 1.01(h) of the Lease is different than the date set forth in the preceding sentence, then Section 1.01(h) of the Lease is hereby amended to be the Expiration Date set forth in the preceding sentence.

5. Tenant acknowledges receipt of the current Rules and Regulations for the Building.

6. Tenant represents to Landlord that Tenant has obtained a Certificate of Occupancy covering the Premises.

7. All capitalized terms not defined herein shall have the meaning assigned to them in the Lease.

Agreed and Executed this __________________ day of ____________________, 1999.


               LANDLORD

               Granite Tower, Ltd.

               By:  Granite Properties, Inc.
               Its: General Partner





               By:
                         -------------------------
               Name:     James Kirchhoff
               Title:    Director of Marketing


               TENANT

               Carreker-Antinori, Inc.





               By:
                         -------------------------
               Name:
                         -------------------------
               Title:
                         -------------------------

                                     EXHIBIT "F"

                                    PARKING GARAGE

     1. In accordance with Section 1.01(d) of this Lease, Tenant shall not be obligated to pay any parking charges under this Lease. Tenant shall indemnify and hold harmless Landlord from and against all claims, losses, liabilities, damages, costs and expenses (including, but not limited to, attorneys' fees and court costs) arising or alleged to arise out of Tenant's use of any such parking spaces. Tenant shall have no further rights to (a) any parking permit not taken at the beginning of the original Term or (b) any parking permit taken at the beginning of the original Term and thereafter released by Tenant or terminated by Landlord for failure to comply with the other terms and conditions for the leasing of such parking permit imposed by Landlord. Upon the termination of this Lease, Tenant's rights to the parking permits then being leased to Tenant hereunder shall terminate.

     2. Tenant agrees to comply with all reasonable rules and regulations now or hereafter established by Landlord relating to the use of the garage by contract parking patrons. A condition of any parking shall be compliance by the parking patron with garage rules and regulations, including any sticker or other identification system established by Landlord. The following rules and regulations are in effect until notice is given to Tenant of any change. Landlord reserves the right to modify the following rules and regulations and/or adopt such other reasonable and nondiscriminatory rules and regulations for the garage as Landlord deems necessary for the operation of the garage. Landlord may refuse to permit any person who violates the rules to park in the garage, and any violation of the rules shall subject the car to removal.

                                RULES AND REGULATIONS

     1. Cars must be parked entirely within the stall lines painted on the floor.

     2.   All directional signs and arrows must be observed.

     3.   The speed limit shall be 5 miles per hour.

     4.   Parking is prohibited:

          (a)  in areas not striped for parking
          (b)  in aisles
          (c)  where "No Parking" signs are posted
          (d)  in cross hatched areas
          (e) in such other areas as may be designated by Landlord or Landlord's agent(s).
          (f) in Visitor, Delivery, Handicapped or other specially designated parking areas

     5. Parking stickers or any other device or form of identification supplied by Landlord shall remain the property of the Landlord and shall not be transferable. There will be a replacement charge payable by Tenant equal to the amount posted from time to time by Landlord for loss of any magnetic parking card or parking sticker.

     6. Garage managers or attendants are not authorized to make or allow any exceptions to these Rules and Regulations.

     7. Every parker is required to park and lock his own car. All responsibility for damage to cars or persons is assumed by the parker.

     8. No intermediate or full-size cars shall be parked in parking spaces limited to compact cars.

     9. All motorcycles/motorized bicycles are to be parked in the designated motorcycle area, and will be removed from the property if not in the designated area.

     Persistent failure on the part of Tenant or Tenant's designated parkers to observe the rules and regulations above shall give Landlord the right to terminate Tenant's right to use the parking areas. No such termination shall create any liability on Landlord or be deemed to interfere with Tenant's right to quiet possession of the Premises.

                                    EXHIBIT "G"

                            OPERATING EXPENSE EXCLUSIONS



Notwithstanding any contrary provision in subsection 5.02A, "Operating Expenses" shall not include any of the following:

(i) Costs for which Landlord actually receives reimbursement by insurance, condemnation awards, warranties or otherwise.

(ii) Expenses incurred in leasing or procuring new tenants, including advertising expenses or leasing commissions paid to agents of Landlord or other brokers.

(iii) Costs (other than Permitted Capital Pass Through Costs) of renovating or constructing space for Tenant or other tenants or renovating space vacated by Tenant or other tenants.

(iv) Income, capital stock, estate, inheritance, franchise or other taxes payable by Landlord unless the same shall have been levied as a substitute for or supplement of real property taxes.

(v) Depreciation of the Building or Landlord's personal property at the Building.

(vi) Interest on debt or amortization payments on any mortgage or deed of trust, rental under any prime lease or similar rental under any other superior lease or sublease.

(vii) Any wages, salaries or other compensation paid to any employee not employed for or on behalf of the Building. To the extent wages, salaries or other compensation are billed to the Building for any employee not employed by Landlord full time on behalf of the Building, Landlord shall reasonably prorate such employees time and bill to the Building only such time as the employee reasonably devotes to the Building or Building operations.

(viii) Dividends paid by Landlord.

(ix) Costs (other than Permitted Capital Pass Through Costs) of alterations and capital improvements which could not be expenses under generally accepted accounting principles.

(x) The costs incurred to remove or otherwise abate asbestos or asbestos containing materials from the Building.

(xi) That portion of any payment made to an affiliate of Landlord that is in excess of the amount which would have been paid in the absence of such relationship.

(xii) the costs for repairs or maintenance that are reimbursed by others, including, without limitation, reimbursement made on warranty claims.

(xiii) Repair and/or replacement costs to Building equipment arising from Year 2000 equipment failure.

                                    EXHIBIT "H"

                                   USE BY TENANT


The Premises are to be used and occupied by Lessee solely for general office purposes and for the following ancillary purposes or uses.

(i) cafeterias, kitchens, pantries and dining rooms for the preparation and serving of food and beverages to employees and guests of Lessee;

(ii) vending machines and snack bars for the sale of food, confections, non-alcoholic beverages, newspapers and other convenience items to employees of lessee:

(iii) business machines, equipment for printing, producing and reproducing forms, circulars and other materials used in connection with the conduct of Lessee's business, and equipment for the production of such blueprints, photostats and other material as Lessee may require for the transaction of its business, but not for sale to others;

(iv)   libraries for employees of Lessee;

(v)    computer and other electronic data processing equipment;

(vi)   conference rooms;

(vii)  training rooms for employees and clients of Lessee;

(viii) facilities for storage of equipment and supplies in connection with the foregoing;

(ix)   safe and vault area;

(x) audio-visual and closed circuit television facilities located entirely within the interior of the Premises; and

(xi) radio and other electronic communication facilities located entirely within the interior of the Premises.

                                    EXHIBIT "I'

                              CLEANING SPECIFICATIONS



Janitorial services are to be performed nightly Monday through Friday or Sunday through Thursday, five (5) days per week. Services to be furnished shall include, but not be limited to: all office areas, including service areas, all restrooms (private and public), all stairways, all elevators and elevator lobbies, and all entrance walkways (plaza).


I.   GENERAL CLEANING, FIVE DAYS PER WEEK:

     A.   All carpeting will be vacuumed and spot cleaned.

     B. Empty and clean all wastebaskets, sand urns, ash trays, etc.; damp dust or wet wipe and dry polish as necessary. (Liners will be placed in receptacles and wastebaskets and replaced as needed.)

     C. Remove all trash and wastepaper to designated collection points. Bag trash and non-bag trash will be placed in designated area.

     D. All HORIZONTAL surfaces of desks, other furniture and file cabinets should be dusted with clean dry cloth as necessary. Personal items, papers, folders, etc. will NOT be moved in order to avoid misplacement or breakage. NOTE: Computer keyboards will not be dusted.

     E. All chairs will be dusted and replaced around desks and conference tables.

     F. Drinking fountains will be cleaned and disinfected, and all exposed metal shall be polished and kept free of foreign matter.

     G. All interior doors and partition panels will be cleaned to remove smudge marks and dust.

     H. All glass doors, windows around front and rear entrances and glass panels will be cleaned and polished.

     I.   Vacuum entrance mats nightly.

     J. Wash and polish all restroom mirrors, powder shelves, bright work, dispensers, etc.

     K. Clean and sanitize all restroom fixtures. Toilet, wash basins, urinals, shower walls, and floors to be kept free of scale and mildew. Wash and sanitize top and underside of toilet seats and benches.

     L.   Refill soap, towel, and tissue containers, and holders.

     M.   Wipe down toilet partitions and counters and walls around wash basins.

     N.   Mop all restroom and shower room floors.

     O.   Mop hard surfaced floors.

     P.   Mop outside main lobby entrances.

     Q.   Sweep outside loading dock truck area.

     R.   Dust mop and sweep loading dock and service elevator area.

     S.   Wipe clean window sills.

     T.   Empty and sanitize all receptacles and sanitary disposals.

     U.   Clean building directory and remove fingerprints and smudges.

     V. All counter tops of wet bar areas will be wiped down nightly and sinks will be cleaned if free of dishes.


II.  GENERAL CLEANING - WEEKLY

     A.   Vacuum upholstery in executive areas.

     B.   Spray buff hard tile floors.

     C.   Machine scrub, wash, buff all resilient tile, and concrete floors.

     D. Wash down with disinfectant all ceramic tile walls, toilet partitions, ledges and sills in restrooms.

     E.   Wash all door glass and sidelights.

     F.   Paneled walls will be dusted with a clean dry cloth.

     G.   Loading dock will be hosed down and cleaned of all foreign matter.

     H.   Sweep and dust service elevator lobbies.

III. GENERAL CLEANING - MONTHLY

     A. Dust all cabinets, files, chairs, chair rails, paneling, sills, trim and baseboards.

     B.   Dust pictures, frames and picture glass.

     C.   Dust exterior of lighting fixtures and air conditioning grills.

     D.   Venetian blinds are to be dusted or vacuumed.

     E.   Remove high cobwebs from all entry areas.

IV.  GENERAL CLEANING - QUARTERLY

     A. Dust and spot clean where necessary all vertical surfaces such as walls, partitions, ventilating louvers, and other surfaces not reached in nightly or monthly cleaning.

     B. High dust (ladder required) all shelves, cabinets and other objects in tenant offices.

     C.   Vacuum upholstery and draperies.


V.   ELEVATOR CLEANING

     A. Elevator carpet will be vacuumed daily, spot cleaned as required, and shampooed monthly.

     B. Exterior doors and trim will be dusted and fingerprint and smudges removed daily.

     C.   Thresholds will be cleaned and polished as needed.

     D. Fingerprints and smudges will be removed daily from the interior metal doors and panels.

     E.   Elevator thresholds will be brushed clean and polished daily.


VI.  FLOOR CLEANING

     A.   Hard Surface (granite included)

          1.   Tenant areas:  Dust mop and mop nightly.

          2. Restroom floors: Strip and reseal monthly, keep grout clean at all times.

          3.   Scrub and polish door thresholds daily.

     D.  Carpet Floors

          1.   Thorough nightly vacuuming.

          2.   Spot removal as required.

     F.  Outside Sidewalks

          1.   Police and sweep as required.

          2.   Sweep and hose down monthly, per managers instructions.

VII. WINDOW CLEANING

VIII. SPECIAL RULES AND REGULATIONS

     A. No computer should ever be unplugged. If lamps, etc. are unplugged so outlet may be used for vacuuming, all unplugged items should be re-plugged and left as originally found.

     B. Vending machines, refrigerators, microwave ovens, etc. in tenant spaces are not to be used by the cleaning crew. No eating is allowed in tenant space or common areas.

     C. Telephones may not be used by cleaning crew, except by cleaning supervisor, who may use management office or security desk telephones for business or emergency calls only.

     D. No radios or other personal property of tenants may be used by cleaning crew.

     E. Cleaning crew will work behind closed doors when possible. All exterior suite doors will be closed and locked while cleaning is being performed.

     F. Cleaning crew shall perform all work Monday through Friday or Sunday through Thursday commencing at 6:00 p.m. and completing no later than 7:00 am.

     G. Cleaning crew shall observe the same holidays observed by the building. Cleaning crew will work on holidays that the building is open for normal business.

     H. Unless the Tenant is in the office, cleaning personnel will turn off all lights and lock all lockable tenant and common area doors when cleaning is complete.

                                   EXHIBIT "J"

                   REGISTRATION AND STANDARD COMMISSION AGREEMENT


STATE OF TEXAS
COUNTY OF DALLAS


THIS AGREEMENT, entered into by and between GRANITE TOWER, LTD. (herein referred to as "Landlord"), and THE AMEND GROUP (referred to as "Broker").

WHEREAS, Broker desires to assist Landlord in negotiating and consummating a lease (the "Lease Agreement") between Landlord and CARREKER-ANTINORI, INC. (herein after referred to as "Prospect"), to be located at 4055 VALLEY VIEW LANE, Dallas, Texas (the "Building"); and

WHEREAS, Broker and Landlord hereby and herein desire to agree upon the terms and conditions upon which Landlord shall pay Broker a commission for such services; and

WHEREAS, Broker is a Real Estate Broker duly licensed under the Texas Real Estate License Act.

NOW THEREFORE, Broker and Landlord agree as follows:

1.   REGISTRATION

Landlord and Broker agree that Broker has registered Prospect with Landlord by a written authorization letter from Prospect which has been received by Landlord.

2.   COMMISSION

     (A) ORIGINAL SPACE. In the event, and only in the event Landlord and Prospect execute a lease agreement covering space in the Building ( the "Lease Agreement") while this Agreement is in effect, Landlord agrees to pay Broker a commission equal to FOUR AND ONE-HALF PERCENT (4.5%) of the "Basic Rent" (hereinafter defined) payable to Landlord by Prospect under the Lease Agreement during the primary term thereof (the "Commission").

     (B) EXPANSION SPACE. In the event Prospect increases the amount of space in the Building it leases from Landlord, Landlord agrees to pay Broker a commission equal to four and one-half percent (4.5%) of the "Basic Rent" paid to Landlord during the primary term of the Lease Agreement attributable to such space (the "Expansion Space Commission").

     (C) RENEWAL SPACE. In the event Prospect renews or extends the Lease Agreement beyond the primary term of the Lease Agreement, Landlord agrees to pay Broker a commission equal to FOUR AND ONE-HALF PERCENT (4.5%) of the "Basic Rent" paid to Landlord during the renewal term of the Lease Agreement attributable to such space (the "Renewal Space Commission").

Expansion Space Commissions and Renewal Space Commissions will be paid to Broker only upon the condition that Prospect agrees in the Lease Agreement that Tenant will indemnify Landlord from any claims or assertions by any third party broker that such third party broker is entitled to any commission or other compensation with respect to any such expansion or renewal. In the event that Tenant is unwilling to agree to such indemnity provisions in the Lease Agreement, Landlord shall still be entitled to enter into the Lease Agreement with Tenant and Broker shall be entitled to an Expansion Space Commission or a Renewal Space Commission hereunder ONLY IF Tenant has notified Landlord in writing that Broker is representing Tenant specifically with respect to such renewal of expansion.


     (D) PAYMENT TERMS. The commission shall be payable by Landlord to Broker. Landlord shall pay such commission or portion thereof to Broker in two (2) equal installments as follows:

     (1) Fifty percent (50%) of the commission shall be payable upon the receipt and acceptance by Landlord of (i) copy of the Lease which has been fully executed by Landlord and Tenant.

     (2) The balance of the commission shall be due and payable upon (i) Tenant's occupancy and full acceptance of the premises subject to the Lease and (ii) Tenant's payment of the entire balance of any construction cost then due.

The Expansion Space Commission shall be payable by Landlord to Broker, if at all, in the same manner described above. The Renewal Space Commission shall be payable, if at all, upon the commencement of the applicable renewal term.

     (D) BASIC RENT. The "Basic Rent" payable under the Lease Agreement shall be calculated by adding the total amount of "base rent" or "basic rent" (as described in the Lease Agreement) which is due and payable during the primary lease term of the Lease, and excluding therefrom (and subtracting therefrom where appropriate) the following items:

     (1)  Cash, credits, deferments, or abatements of rent;
     (2)  Escalations in excess of the original basic rent payable;
     (3) An amount equal to the amortization of leasehold improvements in excess of Building Standard finish;
     (4) Cancellation or penalty payments with respect to termination of the Lease Agreement;
     (5)  Late payment charges;
     (6)  Sums designated as "additional rent" under the Lease Agreement;
     (7) Reimbursements to Landlord for advances made pursuant to the Lease Agreement;
     (8)  Percentage rent (on retail businesses);
     (9)  Rent or other charges for parking and electricity;
     (10) Security deposits (including any amounts necessary to restore any security deposit after application of same pursuant to the Lease Agreement);
     (11) Rent for services of facilities available to Tenant at locations other than the Demised Premises covered by the Lease Agreement;
     (12) Rent credited to Tenant by reason of Landlord's assumption or takeover of Prospect's obligations under any other lease and/or Landlord takeback;
     (14) Landlord's assumption of Prospect's obligations and/or costs, including but not limited to rent escalation, brokerage commissions, leasehold improvements and all other direct expense and obligations under any lease or leases covering any space occupied by Prospect in the Building or other buildings ("Present Space") or requirements by Landlord to indemnify Prospect as to any obligations respecting such Present Space;
     (15) Additional rentals for special tenant services over and above normal; and
     (16) Rentals payable upon a temporary lease or continuation of a tenancy of a month-to-month or statutory basis.

3.   Intentionally deleted.

4. This Agreement shall continue in effect for one hundred eighty (180) days after the date hereof and will be extended by Landlord only if Broker shows reasonable evidence satisfactory to Landlord that Broker is actively pursuing the execution of a lease between Landlord and Prospect.



5. If any Lease Agreement has a cancellation provision during any given Lease year and the cancellation penalty does not reimburse Landlord for unamortized commission on the term of the lease to be canceled, the "Base Rent" upon which the Commission is calculated shall be equal to the Basic Rent payable on or before the date of such cancellation. In the event the cancellation option is not exercised and the cancellation penalty does not reimburse Landlord for unamortized commission on the term of the lease to be canceled, Landlord shall make a cash payment to Broker equal to the Commission due on the amount of Basic Rent payable pursuant to the Lease after the date the cancellation options expires.

6. Except as otherwise herein provided, all rights and obligations hereunder shall be binding upon and insure to the benefit of the successors, assigns, heirs, administrators, and personal representatives of the Landlord and Broker.

7. If, for any reason whatsoever, a Lease is not entered into between Landlord and Prospect for space in the Building within the time period specified above, then no commission whatsoever shall be deemed to be due or earned, or shall be paid to Broker or any other Broker by Landlord, and Landlord is and shall in such event be relieved from any responsibility or liability for the payment of any and all commissions, claims, or changes of any kind or character.

8. This Agreement shall be construed under and in accordance with the laws of the State of Texas. All monetary and other obligations hereunder are performable in Dallas County, Texas, and venue for any action in connection herewith shall be in Dallas County, Texas.

9. No consent or waiver, expressed or implied, by any party hereto of or to any breech or default by any other party hereunder, shall be deemed or construed to be a consent or waiver of or to any other breech or default hereunder of the same or any obligations of such parties. Failure on the part of any party hereto to complain of any act of the other party or to declare the other party in default hereunder irrespective of how long such failure continues, shall not constitute a waiver by such party of its rights hereunder.


10. This Agreement contains the entire agreement of the parties hereto and it may not be changed or modified orally, but only by a written instrument signed by a duly authorized officer of the parties hereto.

11. In the event any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provision has never been contained in this Agreement.

12. All notices, requests and other communications under this Agreement shall be in writing and shall be delivered in person or sent by Certified Mail, Return Receipt Requested, addressed as follows:

     If to Landlord:     Granite Properties, Inc.
                         4099 McEwen, Suite 370
                         Dallas, Texas  75244

     If to Broker:       The Amend Group
                         8150 North Central Expressway
                         Suite 1100
                         Dallas, TX 75206


13.  Intentionally deleted..

14. Landlord's liability to Broker for all agreements contained herein shall be limited to Landlord's interest in the Building.

15. This Agreement is executed in multiple original counterparts, each of which shall be deemed an original, but together shall constitute one and the same instrument.

16.  Intentionally deleted.

17. In the event of sale or transfer of the Building, Landlord shall remain liable for all terms and conditions of this agreement unless and until the purchaser or assign(s) assumes all obligations herein.

EXECUTED THIS THE ________________ DAY OF ______________________ 1999.

BROKER:  The Amend Group                LANDLORD:   Granite Tower, Ltd.
                                        By:  Granite Properties, Inc.



By:                                By:
   -------------------------          ------------------------------

Name:  John T. Amend               Name:  Jim Kirchhoff
      ----------------------             ---------------------------
Title: President                   Title: Director of Marketing
      ----------------------             ---------------------------
Tax ID Number:
              --------------
Broker ID Number:
                 -----------

                                    EXHIBIT "K"

                                  SIGNAGE LOCATIONS

                                      RIDER 1

                                   RENEWAL OPTION


1. If, and only if, on the Expiration Date and the date Tenant notifies Landlord of its intention to renew the term of this Lease (as provided below), (i) Tenant is not currently in default under this Lease, (ii) Tenant then occupies at least one (1) full floor of the original Premises and (iii) this Lease is in full force and effect, then Tenant, but not any assignee or subtenant of Tenant, shall have and may exercise an option to renew this Lease for two (2) consecutive additional term of FIVE (5)
     years each (hereinafter referred to as a "Renewal Term") upon the same terms and conditions contained in this Lease with the exceptions that (x) after the second (2nd) Renewal Term, this Lease shall not be further available for renewal, and (y) the rental for each Renewal Term shall be the "Renewal Rental Rate" with respect to such Renewal Term. The Renewal Rental Rate with respect to each Renewal Term is hereby defined to mean the then prevailing rents (including, without limitation, those similar to the Basic Annual Rent and Additional Rent) payable by renewal tenants having a credit standing substantially similar to that of Tenant, for properties of equivalent quality, size, utility and location as the Premises, including any additions thereto, located within the area described below and leased for a renewal term approximately equal to the Renewal Term. The Renewal Rental Rate will take into consideration the tenant inducements offered in the such renewal transactions considered by Landlord in determining the Renewal Rental Rate.

2. If Tenant desires to renew this Lease, Tenant must notify Landlord in writing (the "Renewal Notice") of its intention to renew on or before the date which is at least NINE (9) months but no more than twelve (12) months prior to the Expiration Date (as same may have been extended). Landlord shall, within the next sixty (60) days, notify Tenant in writing (the "Market Rent Notice") of Landlord's determination of the Renewal Rental Rate with respect to such Renewal Term. If Lessee agrees with the Renewal Rental Rate quoted by Lessor in the Market Rent Notice, Lessee may accept such rental rate by delivering written notice thereof to Lessor within fifteen (15) days after receipt of the Market Rent Notice. If Lessee disagrees with the rental rate quoted by Lessor in the Market Rent Notice, or if Lessor fails to deliver the Market Rent Notice within the sixty (60) day period required above, Lessee may elect, by delivering written notice thereof (an "Appraisal Notice") to Lessor in the manner provided below, to have the fair market base rent determined by the appraisal process set forth in paragraph 3 hereinbelow. The Appraisal Notice must be delivered by Lessee to Lessor, if at all (a) within fifteen 15 days after Lessee's receipt of the Market Rent Notice, or (b) if Lessor fails to deliver the Market Rent Notice within the prescribed time period, within seventy-five
     (75) days after the date of the Renewal Notice. If Lessee fails, within the applicable prescribed time periods, to either (i) accept Lessor's proposed Renewal Rental Rate, or (ii) deliver the Appraisal Notice, Lessee shall be deemed to have accepted Lessor's proposed Renewal Rental Rate.

3. If Lessee delivers to Lessor an Appraisal Notice pursuant to Paragraph 2 above, the provisions of this Paragraph 3 shall apply. Within fifteen (15) days after delivery to Lessor of an Appraisal Notice, each party at its cost and by giving notice to the other party, shall appoint an MAI-certified real estate appraiser with at least five (5) years experience appraising similar commercial properties in Dallas County, Texas to appraise and set the fair market base rent for the Premises for the applicable Renewal Term. The appraisal shall be based upon the market rent for comparable office space in comparable buildings in the LBJ/North Dallas market, taking into account all relevant factors with respect to the Renewal Terms, including condition and size of the Premises, length of term, creditworthiness of Tenant, extent of leasehold improvements, the basis for payment of taxes, operating expenses, electricity, and other factors affecting rent in the market. If either party fails to appoint an appraiser within the allotted time, the single appraiser appointed by the other party shall be the sole appraiser. If an appraiser is appointed by each party and the appraisers so appointed are unable to agree upon the Renewal Rental Rate within thirty (30) days after the appointment of the second, they shall appoint a third similarly qualified appraiser within ten
     (10) days after the expiration of such thirty (30) day period; if they are unable to agree upon a third appraiser, either party may, upon not less than five (5) days notice to the other party, apply to the Presiding Judge of any Dallas County state court for the appointment of a third similarly qualified appraiser. Each party shall bear its own legal fees in connection with the appointment of the third appraiser and shall bear one-half of any other cost of appointment of third appraiser and of such third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted for either party in any capacity. Within twenty (20) days after the appointment of the third appraiser, the two fair market rentals that are nearest to one another in amount shall be added together, divided by two, and the resulting quotient shall be the Renewal Rental Rate for the Premises for the applicable Renewal Term, which determination shall be binding on the parties and shall be enforceable in any further proceedings relating to this Lease.

4. Notwithstanding anything contained in this Rider 1 to the contrary, if Tenant fails to deliver written notice indicating whether or not it elects to extend at least nine (9) months prior to the expiration of the term of this Lease (as same may have been extended), Tenant shall be deemed to have elected not to extend this Lease beyond the current term hereof, and Tenant's option to extend (and any remaining unexercised options to extend) shall be void.

3.   Intentionally deleted.

                                      RIDER 2

                         CAP ON CERTAIN OPERATING EXPENSES



For the purpose of determining Additional Rent, Operating Expenses (exclusive of the Non-Capped Operating Expenses, as hereinafter defined) for any calendar year shall not be increased over the amount of Operating Expenses (exclusive of Non-Capped Operating Expenses) during the calendar year in which the term of this
Lease commences by more than SEVEN percent (7%) per year.   It is
understood and agreed that there shall be no cap on Non-Capped Operating Expenses, which are hereby defined to mean all Utility Expenses, Real Estate Taxes and Insurance Premiums.

                                      RIDER 3

                                      SIGNAGE


Landlord hereby grants Tenant the exclusive right, at Tenant's sole cost and expense, to display Tenant's name and corporate emblem on the exterior portion above the tenth floor on the Building facade at two (2) locations shown on Exhibit "K" to be approved by Landlord which shall not be unreasonably withheld and shall be deemed to be approved if not withheld in writing within ten (10) days after Tenant gives Landlord a written request for such consent. Landlord reserves the right to approve style, type of construction, color size and location of any such sign. Landlord's approval shall be submitted to Tenant in writing after receipt by Landlord of Tenant's request accompanied by drawings, schematics and site location for said signage together with any applicable plans and specifications for review. Installation shall be subject to: (i) Tenant's receipt of all necessary governmental permits and approvals, (ii) Landlord's written consent as provided above and (iii) supervision by Landlord of installation. Notwithstanding anything to the contrary, Landlord reserves the right to offer lower spandrel signage to a third party tenant.

Tenant agrees to maintain such signage during the Term of this Lease and remove any exterior building signage installed by Tenant at Tenant's sole cost and expense when the Premises are vacated or the Lease Term is terminated or otherwise, canceled and to restore the exterior of the Building to the original condition, reasonable wear and tear accepted. Any subletting or assignment shall terminate, so long as Tenant or an affiliate is in occupancy of at least one (1) floor, Tenant's signage rights contained herein. Tenant shall have the rights contained herein only so long as Tenant is not in default of this Lease.

                                      RIDER 4

                TENANT'S RIGHT OF FIRST REFUSAL AND EXPANSION OPTION


A. For purposes of this Rider 4, the area within the Building described on SCHEDULE A attached to this Rider is hereinafter referred to as the "ROFR Space". Prior to leasing any of the ROFR Space to a party other than Tenant, Landlord shall deliver to Tenant a written statement ("Statement") which shall reflect the basic terms upon which Landlord is then intending to lease all or a portion of the ROFR Space to a prospective tenant (the portion of the ROFR Space that is the subject of such Statement is hereinafter referred to as the "Subject ROFR Space"), such as rent, term, finish allowances, tenant inducements and the description of the Subject ROFR Space. Tenant shall have five (5) days after receipt of the Statement within which to notify Landlord in writing that it desires to lease the Subject ROFR Space upon the terms and conditions contained in the Statement provided, however, (I) if Tenant notifies Landlord of its election to lease the Subject ROFR Space within two (2) years after the Commencement Date, Tenant shall lease the Subject ROFR Space (which shall thereafter be part of the Premises) for the number of months remaining for the Primary Term of this Lease, and upon the same terms and conditions set forth for the original Premises (including the same Base Rent payable for the original Premises during the remainder of the Primary Term, except that (i) the Finish Allowance of $27.50 per square feet payable by Landlord shall be reduced in direct proportion to the number of months remaining on the Primary Term as of Landlord's estimated delivery date of the Subject ROFR Space to Tenant and (ii) Tenant shall be entitled to four (4) parking spaces for each one thousand (1,000) rentable square feet of such Subject ROFR Space being added to the Premises, of which seventy-five percent (75%) shall be located in the Parking Garage and the remainder shall be located on the surface lot (all such parking spaces shall be at no cost to Tenant provided, however, Landlord agrees that, on a month-to-month basis, the foregoing percentage of seventy-five percent (75%) shall be increased to eighty-four (84%), and provided further that, if in Landlord's reasonable opinion, it becomes necessary that such additional parking spaces shall be required to lease the remainder of the Building, Landlord may, upon thirty
     (30) days prior written notice to Tenant reduce such percentage to seventy-five percent (75%); and (II) if Tenant notifies Landlord of its election to lease the Subject ROFR Space after the second (2nd) anniversary of the Commencement Date but prior to the sixth (6th) anniversary of the Commencement Date, Tenant shall lease the Subject ROFR Space upon the same terms set forth in (I) immediately preceding, except that the rate of Base Rent, the amount of the Finish Allowance and the other terms and allowances shall be determined by Landlord in its good faith discretion and shall be based upon the then current market conditions for comparable office space in comparable buildings in the LBJ/North Dallas market, taking into account all relevant factors such as condition and size of the Subject ROFR Space, length of term, creditworthiness of Tenant, basis for payment of operating expenses and other relevant factors. Failure by Tenant to notify Landlord within such five (5) day period shall be deemed an election by Tenant not to lease the Subject ROFR Space and Landlord shall thereafter have the right to lease such subject ROFR Space upon substantially the same terms described in the Statement to a third party. In the event that Landlord does not enter into a lease with respect to such Subject ROFR Space within one hundred eighty (180) days after the date of the Statement, Tenant's rights under this Rider 4 shall automatically be reinstated with respect to such Subject ROFR Space.

B.1 So long as Landlord has not theretofore leased all of the ROFR Space to Tenant or to another party, Tenant shall have the option (the "Expansion Option") to lease all or any portion of the then unleased portion of the ROFR Space pursuant to the terms of this Lease; provided, however, Tenant must lease the ROFR Space in sufficient quantity such that any unleased portions of the ROFR Space shall, in Landlord's reasonable determination, be in a commercially leasable size and configuration. Tenant must exercise the Expansion Option, by delivering written notice to Landlord. If Tenant exercises the Expansion Option within two (2) years after the Commencement Date, Tenant shall lease the designated portion of the ROFR Space upon the same terms and conditions set forth in the Lease for the remainder of the Primary Term (including the same Base Rent payable for the original Premises during the remainder of the Primary Term), except that (i) the Finish Allowance of $27.50 per square foot payable by Landlord respect to such ROFR Space shall be reduced in proportion to the number of months remaining on the Primary Term as of Landlord's estimate of the date of delivery of such ROFR Space to Tenant, and (ii) Tenant shall be entitled to four (4) parking spaces for each one thousand (1,000) rentable square feet of such ROFR Space being added to the Premises, of which seventy-five percent (75%) of such spaces shall be located in the Parking Garage and the remaining twenty-five percent (25%) shall be located on the surface parking lot provided, however, Landlord agrees that, on a month-to-month basis, the foregoing percentage of seventy-five percent (75%) shall be increased to eighty-four (84%), and provided further that, if in Landlord's reasonable opinion, it becomes necessary that such additional parking spaces shall be required to lease the remainder of the Building, Landlord may, upon thirty
     (30) days prior written notice to Tenant reduce such percentage to seventy-five percent (75%). All such parking spaces shall be at no cost to Tenant.

B.2 If Tenant exercises the Expansion Option after the second (2nd) anniversary of the Commencement Date, Tenant shall lease the designated portion of the ROFR Space on the same terms and conditions as set forth in B.1 of this Rider 4 for the remainder of the Primary Term, except that the rate of Base Rent, Tenant Allowance and other terms and allowances shall be determined by Landlord in its good faith discretion and shall be based upon the then current market conditions for comparable office space in comparable buildings in the LBJ/North Dallas market, taking into account all relevant factors such as condition and size of the designated portion of the ROFR Space, length of term, creditworthiness of Tenant, basis for payment of operating expenses and other relevant factors.


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C.   If at any time during the first two (2) years of the term of this Lease,
     Landlord has leased Subject ROFR Space to parties other than Tenant containing (in the aggregate) more than 12,500 square feet of rentable area, Landlord shall, to the extent available, designate certain portions of the Available Space (as hereinafter defined) as replacement ROFR Space, which such designated Available space shall thereafter be part of the ROFR Space for purposes of this Rider 4, subject to and upon the following terms and conditions:

     1. As used in this Rider 4, "Available Space" shall mean such leaseable areas of floors 2 through 6 of the Building, if any, that at the time are not subject to a lease agreement, option, or other contractual right or agreement with any party other than Tenant.

     2. For each 12,500 square foot increment of Subject ROFR Space (but not smaller increments thereof) leased to parties other than Tenant pursuant to Paragraph A of this Rider 4, Landlord shall designate 12,500 square feet of Available Space as replacement ROFR Space; provided, however, if the then largest continuous block of Available Space is less than 12,500 square feet of rentable area, Landlord shall designate such largest contiguous block of Available Space as replacement ROFR Space (even though less than 12,500 square feet).


     3. The terms of this Paragraph C of this Rider 4 shall automatically terminate as of the second (2nd) anniversary of the Commencement Date.

D. So long as Tenant has theretofore leased in aggregate a minimum of 95,720 square feet in the Building, Tenant shall have the option, which must be exercised (if at all) by the delivery of written notice to Landlord between the second (2nd) and third (3rd) anniversaries of the Commencement Date, to require that Landlord designate, to the extent available, the then largest contiguous block of Available Space as replacement ROFR Space (but not to exceed 25,000 square feet). If Tenant timely exercises such option, Landlord shall notify Tenant of the designation of such replacement ROFR space within ten (10) days following receipt of Tenant's written notice. Therefore, such replacement ROFR Space shall be subject to the terms and conditions of Paragraphs A, B.1, and B.2 of this Rider 4 (any leasing by Tenant of any such replacement ROFR Space shall therefore occur after the second anniversary of the Commencement Date and the lease terms applicable thereto shall be determined accordingly).

E. Notwithstanding any provision or inference in this Rider to the contrary, Tenant's rights under this Rider 4 shall expire and be of no further force or effect upon the earlier of (i) the expiration or earlier termination of the Primary Term of this Lease, or (ii) the occurrence of a Default by Tenant under this Lease.

F. Any assignment or subletting by Tenant of more than one (1) full floor of the original Premises, other than to an affiliate of Tenant, or a Default by Tenant under this Lease, shall terminate Tenant's rights under this Rider 4.

G. Landlord will use commercially reasonable efforts to present the Available Space on floors 2-6 of the Building to prospective tenants prior the ROFR Space; provided, however, Landlord shall have no obligation to lease any available space in the Building prior to leasing the ROFR Space.


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                                    SCHEDULE "A"

                            RIGHT OF FIRST REFUSAL SPACE
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                                    SCHEDULE "A"

                            RIGHT OF FIRST REFUSAL SPACE
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